(METLIFE LOGO)


                                 SECOND QUARTER
                              FINANCIAL SUPPLEMENT

                                 JUNE 30, 2004


(SNOOPY GRAPHIC)


                           (GRAPHIC OF THE NUMBER 2)

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

TABLE OF CONTENTS

HIGHLIGHTS
   CORPORATE OVERVIEW                                                                                        2

METLIFE, INC.
   CONSOLIDATED BALANCE SHEETS                                                                               3
   CONSOLIDATED STATEMENTS OF OPERATING EARNINGS                                                             4
   TOTAL COMPANY HEADCOUNT                                                                                   5
   CONSOLIDATING BALANCE SHEET                                                                               6
   CONSOLIDATING STATEMENT OF OPERATING EARNINGS                                                             7

INSURANCE OPERATIONS
   CONSOLIDATED STATEMENTS OF OPERATING EARNINGS                                                            11
   CONSOLIDATING STATEMENT OF OPERATING EARNINGS                                                            12

SUMMARY OF SEGMENT OPERATING EARNINGS                                                                       16

   INSTITUTIONAL OPERATIONS
      STATEMENTS OF OPERATING EARNINGS                                                                      17
      PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT AND ADDITIONAL STATISTICAL INFORMATION                   21
      FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND
         SEPARATE ACCOUNT LIABILITIES                                                                       22
      EXPENSES BY MAJOR CATEGORY                                                                            23
      SPREADS BY PRODUCT                                                                                    24

   INDIVIDUAL OPERATIONS
      STATEMENTS OF OPERATING EARNINGS                                                                      25
      PREMIUMS AND DEPOSITS BY PRODUCT AND MANUFACTURER AND MUTUAL FUND SALES                               30
      ADDITIONAL STATISTICAL INFORMATION                                                                    31
      FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES AND
         SEPARATE ACCOUNT LIABILITIES                                                                       32
      INSURANCE EXPENSES AND OTHER EXPENSES BY MAJOR CATEGORY                                               33
      SPREADS BY PRODUCT                                                                                    34

   AUTO & HOME OPERATIONS
      STATEMENTS OF OPERATING EARNINGS                                                                      35
      WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA                  39

   INTERNATIONAL OPERATIONS
      STATEMENTS OF OPERATING EARNINGS                                                                      40

REINSURANCE OPERATIONS
   STATEMENTS OF OPERATING EARNINGS                                                                         41
   PRE-TAX AND PRE-MINORITY INTEREST OPERATING EARNINGS BY REGION AND RESERVES BY REGION                    42

ASSET MANAGEMENT OPERATIONS
   STATEMENTS OF OPERATING EARNINGS                                                                         43
   CHANGE IN ASSETS UNDER MANAGEMENT AND COMPOSITION OF ASSETS UNDER MANAGEMENT                             44

CORPORATE, OTHER & ELIMINATIONS
   STATEMENTS OF OPERATING EARNINGS                                                                         45

METLIFE, INC.
   INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS                                               46
   FIXED MATURITIES AND EQUITY SECURITIES GROSS UNREALIZED LOSSES AGING SCHEDULE                            48
   SUMMARY OF FIXED MATURITIES BY SECTOR AND BY QUALITY DISTRIBUTION, AND
      SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE                                      49
   SUMMARY OF REAL ESTATE, SUMMARY OF MORTGAGES AND DISTRIBUTION OF
      ASSETS UNDER MANAGEMENT                                                                               50

OTHER INFORMATION
   COMPANY RATINGS                                                                                          51

NOTE:
-----
The Quarterly Financial Supplement ("QFS") includes financial measures, operating earnings and operating earnings per diluted share, that are not based on generally accepted accounting principles ("GAAP"). Operating earnings is defined as GAAP net income excluding certain net investment-related gains and losses, net of income taxes, and the impact from the cumulative effect of a change in accounting, net of income taxes. Scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings per diluted share is calculated by dividing operating earnings as defined above by the number of weighted average diluted shares outstanding for the period indicated. MetLife uses operating earnings and operating earnings per diluted share in analyzing its performance; it believes that these measures enhance the understanding and comparability of its performance by excluding the net effect of certain investment-related gains and losses, which can fluctuate significantly from period to period, and the impact of the cumulative effect of a change in accounting, net of income taxes, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings and operating earnings per diluted share should not be viewed as substitutes for GAAP net income and GAAP net income per diluted share, respectively. Reconciliations of operating earnings to GAAP net income and operating earnings per diluted share to GAAP net income per diluted share, the most directly comparable GAAP measures, are included in the QFS and in MetLife's earnings press release, dated July 28, 2004, for the quarter ended June 30, 2004, which are available at www.metlife.com.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------


CORPORATE OVERVIEW


Unaudited (Dollars and shares in millions, except per share data)
                                                                                     For the Three Months Ended
                                                              ----------------------------------------------------------------------
                                                              June 30,  March 31,  December 31, September 30, June 30,   March 31,
                                                                2004       2004        2003         2003       2003         2003
                                                              ----------------------------------------------------------------------
Net income (1)                                                  $842       $523        $701         $574        $580       $362
      Net investment-related gains (losses)                      157        123         139         (151)        (54)      (170)
      Minority interest - net investment-related gains
        (losses)                                                  (8)        (8)         (9)          (2)         (2)         4
      Adjustments to net investment-related gains
        (losses) (2)                                             111         14         138           39           0         38
      Net investment-related gains (losses) tax benefit
        (provision)                                              (86)       (44)       (106)          72          16         44
                                                              ----------------------------------------------------------------------
Net investment-related gains (losses), net of income
        taxes (3) (4)                                            174         85         162          (42)        (40)       (84)
Cumulative effect of a change in accounting, net of
        income taxes (5)                                           0       (158)        (26)           0           0          0
                                                              ----------------------------------------------------------------------
Operating earnings                                              $668 (7)   $596        $565         $616 (8)   $620 (9)    $446
                                                              ======================================================================

Net income per share - diluted                                 $1.11      $0.69       $0.92        $0.75       $0.79      $0.47 (10)
Net investment-related gains (losses), net of income taxes      0.23       0.11        0.21        (0.06)      (0.05)     (0.12)
Cumulative effect of a change in accounting, net of
        income taxes                                            0.00      (0.20)      (0.03)        0.00        0.00       0.00
Impact of conversion of securities                              0.00       0.00        0.00         0.00        0.00      (0.03)
                                                              ----------------------------------------------------------------------
Operating earnings per share - diluted                         $0.88      $0.78       $0.74        $0.81       $0.84      $0.62
                                                              ======================================================================

Weighted average common shares outstanding - diluted           758.0      760.3       761.3        760.9       731.3      722.4


Book value per common share (actual shares outstanding)       $28.28     $29.48      $27.93       $27.50      $27.13     $25.76
Book value per common share, excluding accumulated other
      comprehensive income (actual shares outstanding)        $25.99     $24.93      $24.24       $23.54      $22.78     $22.45


Book value per common share - diluted                         $27.98     $29.29      $27.78       $27.47      $28.20     $24.97
Book value per common share, excluding
      accumulated other comprehensive income - diluted        $25.72     $24.76      $24.11       $23.52      $23.68     $21.77
                                                              ----------------------------------------------------------------------


                                                                                  At or for the Three Months Ended
                                                              ----------------------------------------------------------------------
                                                              June 30,  March 31,  December 31, September 30, June 30,   March 31,
                                                                2004       2004        2003         2003       2003         2003
                                                              ----------------------------------------------------------------------
Shares outstanding, beginning of period                        755.4      757.2       760.2        760.2       700.4       700.3
Treasury stock                                                  (5.4)      (1.8)       (3.0)         0.0        59.8         0.1
                                                              ----------------------------------------------------------------------
Shares outstanding, end of period                              750.0      755.4       757.2        760.2       760.2       700.4

Weighted average common shares outstanding - basic             753.3      756.5       759.0        760.1       731.3       700.3
Dilutive effect of convertible securities                        0.0        0.0         0.0          0.0         0.0        22.1
Dilutive effect of stock options                                 3.5        3.1         1.6          0.0         0.0         0.0
Dilutive effect of deferred stock compensation                   1.2        0.7         0.7          0.8         0.0         0.0
                                                              ----------------------------------------------------------------------
Weighted average common shares outstanding - diluted           758.0      760.3       761.3        760.9       731.3       722.4
                                                              ======================================================================



Policyholder Trust Shares                                      335.0      347.2       362.5        372.7       382.4       386.4


SUPPLEMENTAL DATA

Adjusted long-term debt to total capital excluding
      accumulated other comprehensive income (6)                21.9%      20.5%       21.3%        21.4%       22.0%       23.7%
                                                              ----------------------------------------------------------------------


(1) Presentation of net income throughout the QFS differs from other public filings with respect to discontinued operations and scheduled settlement payments on derivatives not qualifying for hedge accounting treatment. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards ("SFAS") No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133").

(2) Adjustments to net investment-related gains (losses) include amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(3) Net investment-related gains (losses), net of income taxes, excludes scheduled settlement payments on derivative instruments not qualifying for hedge accounting treatment of $14 million, $9 million, $18 million, $22 million, $8 million and $5 million for the three months ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003
      and March 31, 2003, respectively.

(4) Net investment-related gains (losses), net of income taxes, from real estate and real estate joint ventures include discontinued operations of $85 million, $13 million, $205 million, $4 million, $0 million, and $57 million for the three months ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and March 31, 2003,
      respectively.

(5) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. For the period ended December 31, 2003, the cumulative effect of a change in accounting, net of income taxes, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

(6) Adjusted long-term debt at June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and March 31, 2003 consists of $5,503 million, $4,907 million, $4,909 million, $4,912 million, $4,917 million and $4,919 million of long-term debt, respectively, and $36 million, $36 million, $142 million, $36 million, $35 million, and $49 million of short-term debt, respectively. Total capital is defined as equity less accumulated other comprehensive income plus adjusted long-term and company obligated mandatorily redeemable capital securities.

(7) Operating earnings for the three months ended June 30, 2004 includes a $32 million after-tax charge ($0.04 per diluted share) from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company and a $31 million after-tax benefit ($0.04 per diluted share) from a reduction of a previously established premium tax liability.

(8) Operating earnings for the three months ended September 30, 2003 includes a $28 million after-tax benefit ($0.04 per diluted share) from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement and a $36 million benefit ($0.05 per diluted share) from a revision of the estimate of income taxes for 2002.

(9) Operating earnings for the three months ended June 30, 2003 includes a $64 million after-tax benefit ($0.09 per diluted share) from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement, $62 million of after-tax earnings ($0.08 per diluted share) from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge ($0.05 per diluted share) related to previously deferred expenses.

(10) Accounting standards require gains or losses resulting from the redemption of a subsidiary's redeemable preferred stock be excluded from the income statement. Rather, such gains or losses are recorded in capital in excess of par value on the balance sheet. However, such gains or losses are included in the calculation of net income per share. During the first quarter of 2003, net income per share includes a $21 million after-tax ($0.03 per diluted share) charge associated with the Company's redemption of MetLife Capital Trust I's mandatorily redeemable capital securities.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

                                                                                              As of
                                                          --------------------------------------------------------------------------
                                                          June 30,     March 31,  December 31,  September 30,  June 30,    March 31,
Unaudited (Dollars in millions)                             2004         2004        2003          2003         2003         2003
------------------------------------------------------------------------------------------------------------------------------------
ASSETS

   Fixed maturities available-for-sale, at fair value     $170,192     $174,100     $167,752     $159,940     $158,822     $144,341
   Equity securities, at fair value                          1,744        1,756        1,598        1,659        1,617        1,474
   Mortgage loans on real estate                            28,118       26,562       26,249       25,535       25,289       25,046
   Real estate and real estate joint ventures                4,154        4,699        4,680        5,255        4,491        4,475
   Policy loans                                              8,766        8,758        8,749        8,668        8,627        8,615
   Other limited partnership interests                       2,805        2,549        2,600        2,559        2,500        2,393
   Short-term investments                                    2,089        1,998        1,826        2,718        2,640        3,188
   Other invested assets                                     5,119        5,094        4,645        4,617        4,261        3,948
                                                          --------------------------------------------------------------------------
Investments                                                222,987      225,516      218,099      210,951      208,247      193,480

Cash and cash equivalents                                    4,459        3,146        3,733        5,372        5,714        4,938
Accrued investment income                                    2,330        2,337        2,186        2,265        2,241        2,179
Premiums and other receivables                               7,566        7,554        7,047        7,107        7,486        6,768
Deferred policy acquisition costs                           13,885       13,020       12,943       12,367       11,899       11,889
Goodwill and other intangible assets                           638          638          643          654          652          745
Other                                                        6,617        6,666        6,434        6,269        6,123        6,303
Separate account assets                                     79,747       78,336       75,756       69,998       67,460       60,620
                                                          --------------------------------------------------------------------------
                                                          $338,229     $337,213     $326,841     $314,983     $309,822     $286,922
                                                          ==========================================================================

LIABILITIES AND EQUITY
LIABILITIES
-----------
Future policy benefits                                     $97,351      $99,262      $96,278      $95,095      $95,360      $92,744
Policyholder account balances                               79,943       77,981       75,901       74,857       72,207       69,060
Short-term debt                                              3,218        3,068        3,642        2,935        3,443        2,441
Long-term debt                                               6,226        5,707        5,703        5,703        5,562        5,481
Shares subject to mandatory redemption                         277          277          277          277            0            0
Payables under securities loaned transactions               28,132       28,045       27,083       24,666       23,028       19,566
Other                                                       22,124       22,264       21,052       20,547       21,862       18,694
Separate account liabilities                                79,747       78,336       75,756       69,998       67,460       60,620
                                                          --------------------------------------------------------------------------
                                                           317,018      314,940      305,692      294,078      288,922      268,606
                                                          --------------------------------------------------------------------------

Company-obligated mandatorily redeemable
   capital securities                                            0            0            0            0          277          277
                                                          --------------------------------------------------------------------------

EQUITY
------
Common stock, at par value                                       8            8            8            8            8            8
Capital in excess of par value                              15,013       15,001       14,991       14,960       14,956       14,952
Retained earnings                                            5,558        4,716        4,193        3,667        3,093        3,169
Treasury stock                                              (1,085)        (896)        (835)        (739)        (740)      (2,402)
Accumulated other comprehensive income                       1,717        3,444        2,792        3,009        3,306        2,312
                                                          --------------------------------------------------------------------------
                                                            21,211       22,273       21,149       20,905       20,623       18,039
                                                          --------------------------------------------------------------------------

                                                          $338,229     $337,213     $326,841     $314,983     $309,822     $286,922
                                                          ==========================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------


METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS

                                                                                     For the Three Months Ended
                                                                   -----------------------------------------------------------------
                                                                    June 30, March 31, December 31, September 30, June 30, March 31,
Unaudited (Dollars in millions)                                       2004     2004        2003         2003        2003     2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                                            $5,331   $5,367    $5,679        $5,079        $5,083    $4,832
Universal life and investment-type product policy fees                 728      676       698           623           603       572
Investment income, net                                               3,165    3,006     3,070         2,914         2,889     2,899
Other revenues                                                         356      353       354           335           355       298
                                                                    ---------------------------------------------------------------
                                                                     9,580    9,402     9,801         8,951         8,930     8,601
                                                                    ---------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                  5,923    5,933     6,244         5,651         5,472     5,456
Interest credited to policyholder account balances                     751      743       760           767           761       747
Interest expense                                                       109       99       109           104           112       116
Other expenses                                                       1,826    1,757     1,897         1,585         1,732     1,637
                                                                    ---------------------------------------------------------------
                                                                     8,609    8,532     9,010         8,107         8,077     7,956
                                                                    ---------------------------------------------------------------

Operating earnings before provision for income taxes                   971      870       791           844           853       645
Provision for income taxes                                             303      274       226           228           233       199
                                                                    ---------------------------------------------------------------
OPERATING EARNINGS                                                    $668(4)  $596      $565          $616(5)       $620(6)   $446
                                                                    ===============================================================


NET INCOME RECONCILIATION
-------------------------
Operating earnings                                                    $668     $596      $565          $616          $620      $446
     Net investment-related gains (losses)                             157      123       139          (151)          (54)     (170)
     Minority interest - net investment-related gains (losses)          (8)      (8)       (9)           (2)           (2)        4
     Adjustments to net investment-related gains (losses) (2)          111       14       138            39             0        38
     Net investment-related gains (losses) tax benefit (provision)     (86)     (44)     (106)           72            16        44
                                                                    ---------------------------------------------------------------
Net investment-related gains (losses), net of income taxes             174       85       162           (42)          (40)      (84)
Cumulative effect of a change in accounting, net of income taxes (3)     0     (158)      (26)            0             0         0
                                                                    ---------------------------------------------------------------
Net income                                                            $842     $523      $701          $574          $580      $362
                                                                    ===============================================================

                                                                               For the Year-to-Date Period Ended
                                                                    ------------------------------------------------------
                                                                    June 30,      December 31,   September 30,    June 30,
Unaudited (Dollars in millions)                                       2004           2003            2003           2003
--------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                                            $10,698         $20,673        $14,994        $9,915
Universal life and investment-type product policy fees                1,404           2,496          1,798         1,175
Investment income, net                                                6,171          11,772          8,702         5,788
Other revenues                                                          709           1,342            988           653
                                                                    ----------------------------------------------------
                                                                     18,982          36,283         26,482        17,531
                                                                    ----------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                  11,856          22,823         16,579        10,928
Interest credited to policyholder account balances                    1,494           3,035          2,275         1,508
Interest expense                                                        208             441            332           228
Other expenses                                                        3,583           6,851          4,954         3,369
                                                                    ----------------------------------------------------
                                                                     17,141          33,150         24,140        16,033
                                                                    ----------------------------------------------------

Operating earnings before provision for income taxes                  1,841           3,133          2,342         1,498
Provision for income taxes                                              577             886            660           432
                                                                    ----------------------------------------------------
OPERATING EARNINGS                                                   $1,264 (4)      $2,247         $1,682 (5)    $1,066 (6)
                                                                    ====================================================


NET INCOME RECONCILIATION
-------------------------
Operating earnings                                                   $1,264          $2,247         $1,682        $1,066
     Net investment-related gains (losses)                              280            (236)          (375)         (224)
     Minority interest - net investment-related gains (losses)          (16)             (9)             0             2
     Adjustments to net investment-related gains (losses) (2)           125             215             77            38
     Net investment-related gains (losses) tax benefit (provision)     (130)             26            132            60
                                                                    ----------------------------------------------------
Net investment-related gains (losses), net of income taxes              259              (4)          (166)         (124)
Cumulative effect of a change in accounting, net of income taxes (3)   (158)            (26)             0             0
                                                                    ----------------------------------------------------
Net income                                                           $1,365          $2,217         $1,516          $942
                                                                    ====================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments to net investment-related gains (losses) include amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(3) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. For the period ended December 31, 2003, the cumulative effect of a change in accounting, net of income taxes, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

(4) Operating earnings for the period ended June 30, 2004 includes a $32 million after-tax charge from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company and a $31 million after-tax benefit from a reduction of a previously established premium tax liability.

(5) Operating earnings for the period ended September 30, 2003 includes a $28 million after-tax benefit from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement.

(6) Operating earnings for the period ended June 30, 2003 includes a $64 million after-tax benefit from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement, $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
TOTAL COMPANY HEADCOUNT

                                                                                              As of
                                                ------------------------------------------------------------------------------------
                                                 June 30,     March 31,     December 31,   September 30,    June 30,      March 31,
                                                   2004          2004          2003            2003           2003          2003
                                                ------------------------------------------------------------------------------------
TOTAL COMPANY HEADCOUNT (1)

DOMESTIC
     SALES
        Individual                               11,045         10,994         11,196         11,590         11,954         12,035
        Institutional                               795            787            790            797            804            730
        Auto & Home                                  88             88             79             77             78             83
        Asset Management                             77             66             69             68             69             72
                                                ------------------------------------------------------------------------------------
        Total domestic sales                     12,005         11,935         12,134         12,532         12,905         12,920

     OTHER THAN SALES
        Individual                                2,717          2,693          2,730          2,799          2,808          2,865
        Institutional                             6,151          6,024          5,928          5,834          5,914          5,925
        Auto & Home                               3,362          3,380          3,388          3,437          3,431          3,459
        Reinsurance                                 706            682            656            642            637            630
        Asset Management                            861            870            960            989            996            992
        Operations                                3,770          3,783          3,824          3,820          3,780          3,821
        Technology                                3,530          3,523          3,418          3,410          3,439          3,487
        Corporate                                 3,295          3,282          3,180          3,196          3,169          3,192
                                                ------------------------------------------------------------------------------------
        Total domestic other than sales          24,392         24,237         24,084         24,127         24,174         24,371
                                                ------------------------------------------------------------------------------------
     TOTAL DOMESTIC HEADCOUNT                    36,397         36,172         36,218         36,659         37,079         37,291
                                                ------------------------------------------------------------------------------------

INTERNATIONAL
     SALES
        Professional sales                        1,810          1,602          1,602          1,240          1,240          1,146
        Other                                    10,521          9,707          8,808          8,048          7,932          7,894
     Other than sales                             2,896          2,784          2,857          2,840          2,807          2,777
                                                ------------------------------------------------------------------------------------
     TOTAL INTERNATIONAL HEADCOUNT               15,227         14,093         13,267         12,128         11,979         11,817

                                                ------------------------------------------------------------------------------------
TOTAL COMPANY HEADCOUNT                          51,624         50,265         49,485         48,787         49,058         49,108
                                                ====================================================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING BALANCE SHEET
AT JUNE 30, 2004

                                                                  Insurance        Reinsurance         Asset       Corporate, Other
Unaudited (Dollars in millions)                Consolidated       Operations        Operations       Management     & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Total investments                                $222,987           $196,541            $9,532           $121             $16,793
Deferred policy acquisition costs                  13,885             11,527             2,357              0                   1
Goodwill and other intangible assets                  638                516                99             18                   5
Other                                              20,972             16,033             1,233            124               3,582
Separate account assets                            79,747             79,747                13              0                 (13)
                                               -------------------------------------------------------------------------------------
                                                 $338,229           $304,364           $13,234           $263             $20,368
                                               =====================================================================================

LIABILITIES AND EQUITY
LIABILITIES
-----------
Future policy benefits                            $97,351            $94,776            $3,994             $0             ($1,419)
Policyholder account balances                      79,943             75,713             4,787              0                (557)
Debt                                                9,444              2,111               401              0               6,932
Shares subject to mandatory redemption                277                  0               158              0                 119
Payables under securities loaned transactions      28,132             21,695                 0              0               6,437
Other                                              22,124             13,546             3,113             66               5,399
Separate account liabilities                       79,747             79,745                13              0                 (11)
                                               -------------------------------------------------------------------------------------
                                                  317,018            287,586            12,466             66              16,900


EQUITY
------
Common stock, at par value                              8                  0                 0              0                   8
Allocated equity (1)                               20,571             15,203               703            192               4,473
Treasury stock                                     (1,085)                 0                 0              0              (1,085)
Accumulated other comprehensive income              1,717              1,575                65              5                  72
                                               -------------------------------------------------------------------------------------
                                                   21,211             16,778               768            197               3,468
                                               -------------------------------------------------------------------------------------
                                                 $338,229           $304,364           $13,234           $263             $20,368
                                               =====================================================================================

(1) Allocated equity includes additional paid-in capital and retained earnings.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2004

                                                                       Insurance     Reinsurance        Asset      Corporate, Other
Unaudited (Dollars in millions)                         Consolidated   Operations     Operations      Management    & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                  $5,331         $4,528          $807            $0               ($4)
Universal life and investment-type product policy fees       728            728             0             0                 0
Investment income, net                                     3,165          2,866           136            18               145
Other revenues                                               356            275            15            73                (7)
                                                        ------------------------------------------------------------------------
                                                           9,580          8,397           958            91               134
                                                        ------------------------------------------------------------------------

EXPENSES

Policyholder benefits and dividends                        5,923          5,270           651             0                 2
Interest credited to policyholder account balances           751            699            52             0                 0
Capitalization of deferred policy acquisition costs         (852)          (648)         (204)            0                 0
Amortization of deferred policy acquisition costs            457            352           105             0                 0
Other expenses                                             2,330          1,777           318            65               170
                                                        ------------------------------------------------------------------------
                                                           8,609          7,450           922            65               172
                                                        ------------------------------------------------------------------------

Operating earnings before provision (benefit)
  for income taxes                                           971            947            36            26               (38)
Provision for income taxes                                   303            308            13            10               (28)
                                                        ------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                                   $668           $639           $23           $16              ($10)
                                                        ========================================================================


NET INCOME RECONCILIATION
------------------------------
Operating earnings (loss)                                   $668           $639           $23           $16              ($10)
     Net investment-related gains (losses)                   157             42            32             0                83
     Minority interest - net investment-related
       gains (losses)                                         (8)             0            (8)            0                 0
     Adjustments to net investment-related gains
       (losses) (1)                                          111            124           (13)            0                 0
     Net investment-related gains (losses) tax
       benefit (provision)                                   (86)           (51)           (4)            0               (31)
                                                        ------------------------------------------------------------------------
Net investment-related gains (losses), net of
  income taxes                                               174            115             7             0                52
Cumulative effect of a change in accounting, net of
  income taxes                                                 0              0             0             0                 0
                                                        ------------------------------------------------------------------------
Net income                                                  $842           $754           $30           $16               $42
                                                        ========================================================================


(1) Adjustments to net investment-related gains (losses) include amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2003

                                                                       Insurance     Reinsurance        Asset      Corporate, Other
Unaudited (Dollars in millions)                         Consolidated   Operations     Operations      Management    & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                  $5,083         $4,500          $588            $0               ($5)
Universal life and investment-type product policy fees       603            603             0             0                 0
Investment income, net                                     2,889          2,710           121            16                42
Other revenues                                               355            291            12            37                15
                                                        ------------------------------------------------------------------------
                                                           8,930          8,104           721            53                52
                                                        ------------------------------------------------------------------------

EXPENSES

Policyholder benefits and dividends                        5,472          5,006           466             0                 0
Interest credited to policyholder account balances           761            716            45             0                 0
Capitalization of deferred policy acquisition costs         (642)          (502)         (140)            0                 0
Amortization of deferred policy acquisition costs            476            415            61             0                 0
Other expenses                                             2,010          1,684           259            44                23
                                                        ------------------------------------------------------------------------
                                                           8,077          7,319           691            44                23
                                                        ------------------------------------------------------------------------

Operating earnings before provision (benefit)
  for income taxes                                           853            785            30             9                29
Provision for income taxes                                   233            230            11             4               (12)
                                                        ------------------------------------------------------------------------
OPERATING EARNINGS                                          $620           $555           $19            $5               $41
                                                        ========================================================================


NET INCOME RECONCILIATION
------------------------------
Operating earnings                                          $620           $555           $19            $5               $41
    Net investment-related gains (losses)                    (54)           (23)            5             0               (36)
    Minority interest - net investment-related
      gains (losses)                                          (2)             0            (2)            0                 0
    Adjustments to net investment-related gains
      (losses) (1)                                             0              0             0             0                 0
    Net investment-related gains (losses) tax benefit
      (provision)                                             16              5             0             0                11
                                                        ------------------------------------------------------------------------
Net investment-related gains (losses), net of income
      taxes                                                  (40)           (18)            3             0               (25)
                                                        ------------------------------------------------------------------------
Net income                                                  $580           $537           $22            $5               $16
                                                        ========================================================================


(1) Adjustments to net investment-related gains (losses) include amortization of deferred policy acquisition costs and adjustments to the policyholder dividend obligation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2004

                                                                       Insurance     Reinsurance        Asset      Corporate, Other
Unaudited (Dollars in millions)                         Consolidated   Operations     Operations      Management    & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                 $10,698         $9,080        $1,623            $0               ($5)
Universal life and investment-type product policy fees     1,404          1,404             0             0                 0
Investment income, net                                     6,171          5,657           266            36               212
Other revenues                                               709            569            27           113                 0
                                                       -------------------------------------------------------------------------
                                                          18,982         16,710         1,916           149               207
                                                       -------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                       11,856         10,542         1,310             0                 4
Interest credited to policyholder account balances         1,494          1,391           103             0                 0
Capitalization of deferred policy acquisition costs       (1,617)        (1,182)         (435)            0                 0
Amortization of deferred policy acquisition costs            917            684           233             0                 0
Other expenses                                             4,491          3,449           642           114               286
                                                       -------------------------------------------------------------------------
                                                          17,141         14,884         1,853           114               290
                                                       -------------------------------------------------------------------------

Operating earnings before provision (benefit)
  for income taxes                                         1,841          1,826            63            35               (83)
Provision for income taxes                                   577            596            22            14               (55)
                                                       -------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                                 $1,264         $1,230           $41           $21              ($28)
                                                       =========================================================================


NET INCOME RECONCILIATION
-----------------------------
Operating earnings (loss)                                 $1,264         $1,230           $41           $21              ($28)
    Net investment-related gains (losses)                    280            140            53             0                87
    Minority interest - net investment-related
      gains (losses)                                         (16)             0           (16)            0                 0
    Adjustments to net investment-related gains
      (losses) (1)                                           125            142           (17)            0                 0
    Net investment-related gains (losses) tax benefit
      (provision)                                           (130)           (90)           (7)            0               (33)
                                                       -------------------------------------------------------------------------
Net investment-related gains (losses), net of income
  taxes                                                      259            192            13             0                54
Cumulative effect of a change in accounting, net of
  income taxes (2)                                          (158)          (160)            3             0                (1)
                                                       -------------------------------------------------------------------------

Net income                                                $1,365         $1,262           $57           $21               $25
                                                       =========================================================================


(1) Adjustments to net investment-related gains (losses) include amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended June 30, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2003

                                                                       Insurance     Reinsurance        Asset      Corporate, Other
Unaudited (Dollars in millions)                         Consolidated   Operations     Operations      Management    & Eliminations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                  $9,915         $8,784        $1,140            $0               ($9)
Universal life and investment-type product policy fees     1,175          1,175             0             0                 0
Investment income, net                                     5,788          5,414           231            32               111
Other revenues                                               653            536            24            66                27
                                                        -----------------------------------------------------------------------
                                                          17,531         15,909         1,395            98               129
                                                        -----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                       10,928         10,027           899             0                 2
Interest credited to policyholder account balances         1,508          1,420            88             0                 0
Capitalization of deferred policy acquisition costs       (1,269)          (978)         (291)            0                 0
Amortization of deferred policy acquisition costs            904            759           145             0                 0
Other expenses                                             3,962          3,240           494            87               141
                                                        -----------------------------------------------------------------------
                                                          16,033         14,468         1,335            87               143
                                                        -----------------------------------------------------------------------

Operating earnings before provision (benefit)
  for income taxes                                         1,498          1,441            60            11               (14)
Provision for income taxes                                   432            449            21             5               (43)
                                                        -----------------------------------------------------------------------
OPERATING EARNINGS                                        $1,066           $992           $39            $6               $29
                                                        =======================================================================


NET INCOME RECONCILIATION
------------------------------
Operating earnings                                        $1,066           $992           $39            $6               $29
    Net investment-related gains (losses)                   (224)          (164)            1             8               (69)
    Minority interest - net investment-related
      gains (losses)                                           2              0             2             0                 0
    Adjustments to net investment-related gains
      (losses) (1)                                            38             38             0             0                 0
    Net investment-related gains (losses) tax benefit
      (provision)                                             60             42             0            (3)               21
                                                        -----------------------------------------------------------------------
Net investment-related gains (losses), net of
  income taxes                                              (124)           (84)            3             5               (48)
                                                        -----------------------------------------------------------------------
Net income (loss)                                           $942           $908           $42           $11              ($19)
                                                        =======================================================================


(1) Adjustments to net investment-related gains (losses) include amortization of deferred policy acquisition costs and adjustments to the policyholder dividend obligation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INSURANCE OPERATIONS
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS

                                                                       For the Three Months Ended
                                             -------------------------------------------------------------------------
                                             June 30,   March 31,  December 31,  September 30,  June 30,     March 31,
Unaudited (Dollars in millions)                 2004        2004         2003          2003        2003         2003
----------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                       $4,528     $4,552       $4,735         $4,504      $4,500       $4,284
Universal life and investment-type
  product policy fees                             728        676          698            623         603          572
Investment income, net                          2,866      2,791        2,856          2,711       2,710        2,704
Other revenues                                    275        294          305            270         291          245
                                             -------------------------------------------------------------------------
                                                8,397      8,313        8,594          8,108       8,104        7,805
                                             -------------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends             5,270      5,272        5,456          5,179       5,006        5,021
Interest credited to policyholder
  account balances                                699        692          711            720         716          704
Capitalization of deferred policy
  acquisition costs                              (648)      (534)        (531)          (517)       (502)        (476)
Amortization of deferred policy
  acquisition costs                               352        332          349            339         415          344
Other expenses                                  1,777      1,672        1,813          1,605       1,684        1,556
                                             -------------------------------------------------------------------------
                                                7,450      7,434        7,798          7,326       7,319        7,149
                                             -------------------------------------------------------------------------
Operating earnings before provision
  for income taxes                                947        879          796            782         785          656
Provision for income taxes                        308        288          259            268         230          219
                                             -------------------------------------------------------------------------
OPERATING EARNINGS                               $639(4)    $591         $537           $514        $555(5)      $437
                                             =========================================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings                               $639       $591         $537           $514        $555         $437
  Net investment -related gains (losses)           42         98         (305)          (126)        (23)        (141)
  Minority interest - net investment-
    related gains (losses)                          0          0            0              0           0            0
  Adjustments to net investment-related
    gains (losses) (2)                            124         18          186             39           0           38
  Net investment-related gains (losses)
    tax benefit (provision)                       (51)       (39)          39             49           5           37
                                             -------------------------------------------------------------------------
Net investment-related gains (losses),
  net of income taxes                             115         77          (80)           (38)        (18)         (66)
Cumulative effect of a change in
  accounting, net of income taxes(3)                0       (160)         (26)             0           0            0
                                             -------------------------------------------------------------------------
Net income                                       $754       $508         $431           $476        $537         $371
                                             =========================================================================

                                                       For the Year-to-Date Period Ended
                                               -------------------------------------------------
                                               June 30,  December 31,  September 30,  June 30,
Unaudited (Dollars in millions)                   2004         2003          2003       2003
---------------------------------------------  -------------------------------------------------
REVENUES (1)
Premiums                                        $9,080      $18,023       $13,288      $8,784
Universal life and investment-type
  product policy fees                            1,404        2,496         1,798       1,175
Investment income, net                           5,657       10,981         8,125       5,414
Other revenues                                     569        1,111           806         536
                                               -------------------------------------------------
                                                16,710       32,611        24,017      15,909
                                               -------------------------------------------------
EXPENSES
Policyholder benefits and dividends             10,542       20,662        15,206      10,027
Interest credited to policyholder
  account balances                               1,391        2,851         2,140       1,420
Capitalization of deferred policy
  acquisition costs                             (1,182)      (2,026)       (1,495)       (978)
Amortization of deferred policy
  acquisition costs                                684        1,447         1,098         759
Other expenses                                   3,449        6,658         4,845       3,240
                                               -------------------------------------------------
                                                14,884       29,592        21,794      14,468
                                               -------------------------------------------------
Operating earnings before provision
  for income taxes                               1,826        3,019         2,223       1,441
Provision for income taxes                         596          976           717         449
                                               -------------------------------------------------
OPERATING EARNINGS                              $1,230(4)    $2,043        $1,506        $992(5)
                                               =================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings                              $1,230       $2,043        $1,506        $992
  Net investment-related gains (losses)            140         (595)         (290)       (164)
  Minority interest - net investment-
    related gains (losses)                           0            0             0           0
  Adjustments to net investment-related
    gains (losses) (2)                             142          263            77          38
  Net investment-related gains (losses)
    tax benefit (provision)                        (90)         130            91          42
                                               -------------------------------------------------
Net investment-related gains (losses),
  net of income taxes                              192         (202)         (122)        (84)
Cumulative effect of a change in
  accounting, net of income taxes (3)             (160)         (26)            0           0
                                               -------------------------------------------------
Net income                                      $1,262       $1,815        $1,384        $908
                                               =================================================

(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments to net investment-related gains (losses) include amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(3) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. For the period ended December 31, 2003, the cumulative effect of a change in accounting, net of income taxes, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

(4) Operating earnings for the period ended June 30, 2004 includes a $31 million after-tax benefit from a reduction of a previously established premium tax liability.

(5) Operating earnings for the period ended June 30, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2004

                                                                    Insurance    Institutional  Individual    Auto &   International
Unaudited (Dollars in millions)                                     Operations     Operations   Operations      Home     Operations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                $4,528         $2,382        $1,007     $734         $405
Universal life and investment-type product policy fees                     728            187           455        0           86
Investment income, net                                                   2,866          1,136         1,549       44          137
Other revenues                                                             275            155           106        6            8
                                                                        ------------------------------------------------------------
                                                                         8,397          3,860         3,117      784          636
                                                                        ------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends                                      5,270          2,699         1,663      495          413
Interest credited to policyholder account balances                         699            240           427        0           32
Capitalization of deferred policy acquisition costs                       (648)          (141)         (298)    (116)         (93)
Amortization of deferred policy acquisition costs                          352             32           172      112           36
Other expenses                                                           1,777            549           837      197          194
                                                                        ------------------------------------------------------------
                                                                         7,450          3,379         2,801      688          582
                                                                        ------------------------------------------------------------
Operating earnings before provision for income taxes                       947            481           316       96           54
Provision for income taxes                                                 308            164           106       25           13
                                                                        ------------------------------------------------------------
OPERATING EARNINGS                                                        $639           $317          $210      $71          $41
                                                                        ============================================================
NET INCOME RECONCILIATION
-------------------------
Operating earnings                                                        $639           $317          $210      $71          $41
   Net investment-related gains (losses)                                    42             18            31       (5)          (2)
   Adjustments to net investment-related gains (losses) (1)                124             78            (3)       0           49
   Net investment-related gains (losses) tax benefit (provision)           (51)           (36)            1        2          (18)
                                                                        ------------------------------------------------------------
Net investment-related gains (losses), net of income taxes                 115             60            29       (3)          29
                                                                        ------------------------------------------------------------
Net income                                                                $754           $377          $239      $68          $70
                                                                        ============================================================

(1) Adjustments to net investment-related gains (losses) include amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE THREE MONTHS ENDED JUNE 30, 2003

                                                                      Insurance   Institutional   Individual   Auto &  International
Unaudited (Dollars in millions)                                       Operations    Operations    Operations    Home    Operations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                 $4,500        $2,334        $1,055      $721        $390
Universal life and investment-type product policy fees                      603           154           378         0          71
Investment income, net                                                    2,710         1,009         1,529        41         131
Other revenues                                                              291           152           109         4          26
                                                                         -----------------------------------------------------------
                                                                          8,104         3,649         3,071       766         618
                                                                         -----------------------------------------------------------
EXPENSES
Policyholder benefits and dividends                                       5,006         2,560         1,625       527         294
Interest credited to policyholder account balances                          716           228           452         0          36
Capitalization of deferred policy acquisition costs                        (502)          (53)         (280)     (110)        (59)
Amortization of deferred policy acquisition costs                           415            24           207       107          77
Other expenses                                                            1,684           485           833       189         177
                                                                         -----------------------------------------------------------
                                                                          7,319         3,244         2,837       713         525
                                                                         -----------------------------------------------------------
Operating earnings before provision (benefit) for income taxes              785           405           234        53          93
Provision (benefit) for income taxes                                        230           145            83        11          (9)
                                                                         -----------------------------------------------------------
OPERATING EARNINGS                                                         $555          $260          $151       $42        $102
                                                                         ===========================================================
NET INCOME RECONCILIATION
-------------------------
Operating earnings                                                         $555          $260          $151       $42        $102
   Net investment-related gains (losses)                                    (23)           (9)          (11)       (2)         (1)
   Adjustments to net investment-related gains (losses) (1)                   0             0             0         0           0
   Net investment-related gains (losses) tax benefit (provision)              5             3             4         1          (3)
                                                                         -----------------------------------------------------------
Net investment-related gains (losses), net of income taxes                  (18)           (6)           (7)       (1)         (4)
                                                                         -----------------------------------------------------------
Net income                                                                 $537          $254          $144       $41         $98
                                                                         ===========================================================

(1) Adjustments to net investment-related gains (losses) include amortization of deferred policy acquisition costs and adjustments to the policyholder dividend obligation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2004

                                                                       Insurance   Institutional  Individual  Auto &   International
Unaudited (Dollars in millions)                                        Operations     Operations  Operations   Home      Operations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                                 $9,080         $4,807      $1,985    $1,471           $817
Universal life and investment-type product policy fees                    1,404            358         877         0            169
Investment income, net                                                    5,657          2,237       3,070        90            260
Other revenues                                                              569            319         223        15             12
                                                                         -----------------------------------------------------------
                                                                         16,710          7,721       6,155     1,576          1,258
                                                                         -----------------------------------------------------------
EXPENSES
Policyholder benefits and dividends                                      10,542          5,398       3,312     1,031            801
Interest credited to policyholder account balances                        1,391            472         850         0             69
Capitalization of deferred policy acquisition costs                      (1,182)          (203)       (591)     (224)          (164)
Amortization of deferred policy acquisition costs                           684             57         334       226             67
Other expenses                                                            3,449          1,037       1,657       389            366
                                                                         -----------------------------------------------------------
                                                                         14,884          6,761       5,562     1,422          1,139
                                                                         -----------------------------------------------------------
Operating earnings before provision for income taxes                      1,826            960         593       154            119
Provision for income taxes                                                  596            326         199        37             34
                                                                         -----------------------------------------------------------
OPERATING EARNINGS                                                       $1,230           $634        $394      $117            $85
                                                                         ===========================================================
NET INCOME RECONCILIATION
-------------------------
Operating earnings                                                       $1,230           $634        $394      $117            $85
   Net investment-related gains (losses)                                    140            118           3        (5)            24
   Minority interest - net investment-related gains (losses)                  0              0           0         0              0
   Adjustments to net investment-related gains (losses)(1)                  142             61          29         0             52
   Net investment-related gains (losses) tax benefit (provision)            (90)           (66)         (1)        2            (25)
                                                                         -----------------------------------------------------------
Net investment-related gains (losses), net of income taxes                  192            113          31        (3)            51
Cumulative effect of a change in accounting, net of income taxes(2)        (160)           (60)        (70)        0            (30)
                                                                         -----------------------------------------------------------
Net income                                                               $1,262           $687        $355      $114           $106
                                                                         ===========================================================

(1) Adjustments to net investment-related gains (losses) include amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended June 30, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INSURANCE OPERATIONS
CONSOLIDATING STATEMENT OF OPERATING EARNINGS
FOR THE SIX MONTHS ENDED JUNE 30, 2003

                                                                     Insurance  Institutional   Individual   Auto &    International
Unaudited (Dollars in millions)                                     Operations   Operations     Operations    Home       Operations
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                               $8,784       $4,470         $2,096     $1,433         $785
Universal life and investment-type product policy fees                  1,175          315            738          0          122
Investment income, net                                                  5,414        1,988          3,092         80          254
Other revenues                                                            536          294            195         13           34
                                                                       -------------------------------------------------------------
                                                                       15,909        7,067          6,121      1,526        1,195
                                                                       -------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends                                    10,027        4,978          3,317      1,061          671
Interest credited to policyholder account balances                      1,420          452            895          0           73
Capitalization of deferred policy acquisition costs                      (978)         (91)          (540)      (222)        (125)
Amortization of deferred policy acquisition costs                         759           44            382        222          111
Other expenses                                                          3,240          939          1,586        385          330
                                                                       -------------------------------------------------------------
                                                                       14,468        6,322          5,640      1,446        1,060
                                                                       -------------------------------------------------------------
Operating earnings before provision (benefit) for income taxes          1,441          745            481         80          135
Provision (benefit) for income taxes                                      449          266            170          8            5
                                                                       -------------------------------------------------------------
OPERATING EARNINGS                                                       $992         $479           $311        $72         $130
                                                                       =============================================================
NET INCOME RECONCILIATION
-------------------------
Operating earnings                                                       $992         $479           $311        $72         $130
   Net investment-related gains (losses)                                 (164)         (79)           (78)        (6)          (1)
   Adjustments to net investment-related gains (losses) (1)                38            0             38          0            0
   Net investment-related gains (losses) tax benefit (provision)           42           29             14          2           (3)
                                                                       -------------------------------------------------------------
Net investment-related gains (losses), net of income taxes                (84)         (50)           (26)        (4)          (4)
                                                                       -------------------------------------------------------------
Net income                                                               $908         $429           $285        $68         $126
                                                                       =============================================================

(1) Adjustments to net investment-related gains (losses) include amortization of deferred policy acquisition costs and adjustments to the policyholder dividend obligation.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
SUMMARY OF SEGMENT OPERATING EARNINGS (1)

                                                          For the Three Months Ended
                                   ------------------------------------------------------------------------
                                   June 30,   March 31,  December 31,  September 30,  June 30,    March 31,
Unaudited (Dollars in millions)      2004        2004        2003           2003         2003         2003
-----------------------------------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS              $317        $317        $277           $264        $260         $219

INDIVIDUAL OPERATIONS                  210         184         173            171         151          160

AUTO & HOME OPERATIONS                  71          46          53             42          42           30

INTERNATIONAL OPERATIONS                41          44          34             37         102           28

REINSURANCE OPERATIONS                  23          18          20             18          19           20

ASSET MANAGEMENT OPERATIONS             16           5           6              4           5            1

CORPORATE, OTHER & ELIMINATIONS        (10)        (18)          2             80          41          (12)
                                      ---------------------------------------------------------------------
CONSOLIDATED                          $668(2)     $596        $565           $616(3)     $620(4)      $446
                                      =====================================================================

                                              For the Year-to-Date Period Ended
                                      --------------------------------------------------
                                      June 30,  December 31,  September 30,   June 30,
Unaudited (Dollars in millions)         2004         2003          2003         2003
----------------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS                $634        $1,020          $743         $479

INDIVIDUAL OPERATIONS                    394           655           482          311

AUTO & HOME OPERATIONS                   117           167           114           72

INTERNATIONAL OPERATIONS                  85           201           167          130

REINSURANCE OPERATIONS                    41            77            57           39

ASSET MANAGEMENT OPERATIONS               21            16            10            6

CORPORATE, OTHER & ELIMINATIONS          (28)          111           109           29
                                      --------------------------------------------------
CONSOLIDATED                          $1,264(2)     $2,247        $1,682(3)    $1,066(4)
                                      ==================================================

(1) A reconciliation of operating earnings to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 17;
      (ii) Individual Operations, page 25; (iii) Auto & Home Operations, page 35; (iv) International Operations, page 40; (v) Reinsurance Operations, page 41; and (vi) Asset Management Operations, page 43, and for Corporate, Other and Eliminations, on page 45. A reconciliation of operating earnings to net income for MetLife, Inc., Consolidated, appears on Page 4.

(2) Operating earnings for the period ended June 30, 2004 includes a $32 million after-tax charge from a contribution to MetLife Foundation made by Metropolitan Life Insurance Company and a $31 million after-tax benefit from a reduction of a previously established premium tax liability.

(3) Operating earnings for the period ended September 30, 2003 includes a $28 million after-tax benefit from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement and a $36 million benefit from a revision of the estimate of income taxes for 2002.

(4) Operating earnings for the period ended June 30, 2003 includes a $64 million after-tax benefit from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement, $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology, and a $31 million after-tax charge related to previously deferred expenses.

                                                                  (METLIFE LOGO)
-------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                 For the Three Months Ended
                                                           ----------------------------------------------------------------------
                                                           June 30,   March 31,   December 31, September 30,  June 30,   March 31,
Institutional Operations                                     2004       2004          2003         2003         2003       2003
---------------------------------------------------------------------------------------------------------------------------------

REVENUES (1)
Premiums                                                    $2,382     $2,425        $2,363       $2,260       $2,334     $2,136
Universal life and investment-type product policy fees         187        171           153          167          154        161
Investment income, net                                       1,136      1,101         1,103        1,003        1,009        979
Other revenues                                                 155        164           154          144          152        142
                                                           ----------------------------------------------------------------------
                                                             3,860      3,861         3,773        3,574        3,649      3,418
                                                           ----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                          2,699      2,699         2,629        2,523        2,560      2,418
Interest credited to policyholder account balances             240        232           229          234          228        224
Other expenses                                                 440        451           485          407          456        436
                                                           ----------------------------------------------------------------------
                                                             3,379      3,382         3,343        3,164        3,244      3,078
                                                           ----------------------------------------------------------------------
Operating earnings before provision for income taxes           481        479           430          410          405        340
Provision for income taxes                                     164        162           153          146          145        121
                                                           ----------------------------------------------------------------------
OPERATING EARNINGS                                            $317(4)    $317          $277         $264         $260       $219
                                                           ======================================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings                                            $317       $317          $277         $264         $260       $219
  Net investment-related gains (losses)                         18        100          (164)         (59)          (9)       (70)
  Minority interest - net investment-related gains (losses)      0          0             0            0            0          0
  Adjustments to net investment-related gains (losses) (2)      78        (17)           89            0            0          0
  Net investment-related gains (losses) tax benefit
   (provision)                                                 (36)       (30)           16           23            3         26
                                                           ----------------------------------------------------------------------
Net investment-related gains (losses), net of income
 taxes                                                          60         53           (59)         (36)          (6)       (44)
Cumulative effect of a change in accounting, net of
 income taxes (3)                                                0        (60)          (26)           0            0          0
                                                           ----------------------------------------------------------------------
Net income                                                    $377       $310          $192         $228         $254       $175
                                                           ======================================================================
                                                                            For the Year-to-Date Period Ended
                                                          --------------------------------------------------------------------
                                                              June 30,          December 31,      September 30,       June 30,
Institutional Operations                                        2004                2003              2003              2003
------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                                       $4,807              $9,093            $6,730            $4,470
Universal life and investment-type product policy fees            358                 635               482               315
Investment income, net                                          2,237               4,094             2,991             1,988
Other revenues                                                    319                 592               438               294
                                                          --------------------------------------------------------------------
                                                                7,721              14,414            10,641             7,067
                                                          --------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                             5,398              10,130             7,501             4,978
Interest credited to policyholder account balances                472                 915               686               452
Other expenses                                                    891               1,784             1,299               892
                                                          --------------------------------------------------------------------
                                                                6,761              12,829             9,486             6,322
                                                          --------------------------------------------------------------------
Operating earnings before provision for income taxes              960               1,585             1,155               745
Provision for income taxes                                        326                 565               412               266
                                                          --------------------------------------------------------------------
OPERATING EARNINGS                                               $634(4)           $1,020              $743              $479
                                                          ====================================================================
NET INCOME RECONCILIATION
-------------------------
Operating earnings                                               $634              $1,020              $743              $479
  Net investment-related gains (losses)                           118                (302)             (138)              (79)
  Minority interest - net investment-related gains (losses)         0                   0                 0                 0
  Adjustments to net investment-related gains (losses) (2)         61                  89                 0                 0
  Net investment-related gains (losses) tax benefit
   (provision)                                                    (66)                 68                52                29
                                                          --------------------------------------------------------------------
Net investment-related gains (losses), net of income
 taxes                                                            113                (145)              (86)              (50)
Cumulative effect of a change in accounting, net of
 income taxes (3)                                                 (60)                (26)                0                 0
                                                          --------------------------------------------------------------------
Net income                                                       $687                $849              $657              $429
                                                          ====================================================================


(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Adjustments to net investment-related gains (losses) include amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

(3) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. For the period ended December 31, 2003, the cumulative effect of a change in accounting, net of income taxes, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives: Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

(4) Operating earnings for the period ended June 30, 2004 includes a $31 million after-tax benefit from a reduction of a previously established premium tax liability.

                                                                  (METLIFE LOGO)
-------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                 For the Three Months Ended
                                                        ---------------------------------------------------------------------------
                                                         June 30,    March 31,   December 31,   September 30,   June 30,   March 31,
Group Life                                                 2004        2004          2003           2003          2003       2003
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                                  $1,244      $1,282        $1,223         $1,167        $1,175     $1,163
Universal life and investment-type product policy fees       187         171           153            167           154        161
Investment income, net                                       269         259           271            262           248        242
Other revenues                                                13          19            18             17            13         16
                                                        ---------------------------------------------------------------------------
                                                           1,713       1,731         1,665          1,613         1,590      1,582
                                                        ---------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                        1,326       1,392         1,272          1,237         1,229      1,234
Interest credited to policyholder account balances           101         100           100            113           104        106
Other expenses                                                88         123           138            116           133        121
                                                        ---------------------------------------------------------------------------
                                                           1,515       1,615         1,510          1,466         1,466      1,461
                                                        ---------------------------------------------------------------------------
Operating earnings before provision for income taxes         198         116           155            147           124        121
Provision for income taxes                                    68          39            56             53            45         43
                                                        ---------------------------------------------------------------------------
OPERATING EARNINGS                                          $130(2)      $77           $99            $94           $79        $78
                                                        ---------------------------------------------------------------------------
Net investment-related gains (losses), net of income
 taxes                                                        (4)         17           (53)             3            (8)       (13)
Cumulative effect of a change in accounting, net of
 income taxes                                                  0           0             0              0             0          0
                                                        ---------------------------------------------------------------------------
Net income                                                  $126         $94           $46            $97           $71        $65
                                                        ===========================================================================
                                                                              For the Year-to-Date Period Ended
                                                         -------------------------------------------------------------------------
                                                           June 30,            December 31,          September 30,        June 30,
Group Life                                                   2004                  2003                   2003              2003
----------------------------------------------------------------------------------------------------------------------------------
REVENUES (1)
Premiums                                                    $2,526                $4,728                 $3,505            $2,338
Universal life and investment-type product policy fees         358                   635                    482               315
Investment income, net                                         528                 1,023                    752               490
Other revenues                                                  32                    64                     46                29
                                                         -------------------------------------------------------------------------
                                                             3,444                 6,450                  4,785             3,172
                                                         -------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                          2,718                 4,972                  3,700             2,463
Interest credited to policyholder account balances             201                   423                    323               210
Other expenses                                                 211                   508                    370               254
                                                         -------------------------------------------------------------------------
                                                             3,130                 5,903                  4,393             2,927
                                                         -------------------------------------------------------------------------
Operating earnings before provision for income taxes           314                   547                    392               245
Provision for income taxes                                     107                   197                    141                88
                                                         -------------------------------------------------------------------------
OPERATING EARNINGS                                            $207(2)               $350                   $251              $157
                                                         -------------------------------------------------------------------------
Net investment-related gains (losses), net of income
 taxes                                                          13                   (71)                   (18)              (21)
Cumulative effect of a change in accounting, net of
 income taxes                                                    0                     0                      0                 0
                                                         -------------------------------------------------------------------------
Net income                                                    $220                  $279                   $233              $136
                                                         =========================================================================


(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Operating earnings for the period ended June 30, 2004 includes a $31 million after-tax benefit from a reduction of a previously established premium tax liability.

                                                                  (METLIFE LOGO)
-------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                For the Three Months Ended
                                                       ---------------------------------------------------------------------------
                                                        June 30,    March 31,   December 31,  September 30,   June 30,     March 31,
Retirement & Savings                                     2004         2004          2003           2003        2003          2003
----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                  $225         $265          $305          $289         $351         $174
Universal life and investment-type product policy fees       0            0             0             0            0            0
Investment income, net                                     744          735           732           653          674          642
Other revenues                                              55           57            58            48           52           45
                                                       ---------------------------------------------------------------------------
                                                         1,024        1,057         1,095           990        1,077          861
                                                       ---------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                        598          589           682           641          681          531
Interest credited to policyholder account balances         139          132           129           121          124          118
Other expenses                                              84           69            90            68           87           86
                                                       ---------------------------------------------------------------------------
                                                           821          790           901           830          892          735
                                                       ---------------------------------------------------------------------------

Operating earnings before provision for income taxes       203          267           194           160          185          126
Provision for income taxes                                  68           89            69            56           65           44
                                                       ---------------------------------------------------------------------------
OPERATING EARNINGS                                        $135         $178          $125          $104         $120          $82
                                                       ---------------------------------------------------------------------------

Net investment-related gains (losses), net of income
 taxes                                                      48           32             0           (48)           2          (25)
Cumulative effect of a change in accounting, net of
 income taxes (1)                                            0          (40)          (26)            0            0            0
                                                       ---------------------------------------------------------------------------
Net income                                                $183         $170           $99           $56         $122          $57
                                                       ===========================================================================
                                                                                   For the Year-to-Date Period Ended
                                                               -------------------------------------------------------------------
                                                                  June 30,         December 31,        September 30,       June 30,
Retirement & Savings                                               2004                2003                 2003             2003
----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                            $490              $1,119                 $814            $525
Universal life and investment-type product policy fees                 0                   0                    0               0
Investment income, net                                             1,479               2,701                1,969           1,316
Other revenues                                                       112                 203                  145              97
                                                               -------------------------------------------------------------------
                                                                   2,081               4,023                2,928           1,938
                                                               -------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                1,187               2,535                1,853           1,212
Interest credited to policyholder account balances                   271                 492                  363             242
Other expenses                                                       153                 331                  241             173
                                                               -------------------------------------------------------------------
                                                                   1,611               3,358                2,457           1,627
                                                               -------------------------------------------------------------------

Operating earnings before provision for income taxes                 470                 665                  471             311
Provision for income taxes                                           157                 234                  165             109
                                                               -------------------------------------------------------------------
OPERATING EARNINGS                                                  $313                $431                 $306            $202
                                                               -------------------------------------------------------------------

Net investment-related gains (losses), net of income
 taxes                                                                80                 (71)                 (71)            (23)
Cumulative effect of a change in accounting, net of
 income taxes (1)                                                    (40)                (26)                   0               0
                                                               -------------------------------------------------------------------
Net income                                                          $353                $334                 $235            $179
                                                               ===================================================================

(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. For the period ended December 31, 2003, the cumulative effect of a change in accounting, net of income taxes, is in accordance with FASB Implementation Issue No. B36, Embedded Derivatives:
        Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Creditworthiness of the Obligor under Those Instruments.

                                                                  (METLIFE LOGO)
-------------------------------------------------------------------------------
INSTITUTIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                 For the Three Months Ended
                                                      -----------------------------------------------------------------------------
                                                        June 30,    March 31,   December 31,   September 30,  June 30,    March 31,
Non-Medical Health & Other                                2004        2004          2003            2003        2003         2003
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                   $913        $878          $835            $804        $808         $799
Universal life and investment-type product policy fees        0           0             0               0           0            0
Investment income, net                                      123         107           100              88          87           95
Other revenues                                               87          88            78              79          87           81
                                                      -----------------------------------------------------------------------------
                                                          1,123       1,073         1,013             971         982          975
                                                      -----------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                         775         718           675             645         650          653
Interest credited to policyholder account balances            0           0             0               0           0            0
Other expenses                                              268         259           257             223         236          229
                                                      -----------------------------------------------------------------------------
                                                          1,043         977           932             868         886          882
                                                      -----------------------------------------------------------------------------

Operating earnings before provision for income taxes         80          96            81             103          96           93
Provision for income taxes                                   28          34            28              37          35           34
                                                      -----------------------------------------------------------------------------
OPERATING EARNINGS                                          $52         $62           $53             $66         $61          $59
                                                      -----------------------------------------------------------------------------

Net investment-related gains (losses), net of income
 taxes                                                       16           4            (6)              9           0           (6)
Cumulative effect of a change in accounting, net of
 income taxes (1)                                             0         (20)            0               0           0            0
                                                      -----------------------------------------------------------------------------
Net income                                                  $68         $46           $47             $75         $61          $53
                                                      =============================================================================
                                                                                 For the Year-to-Date Period Ended
                                                         --------------------------------------------------------------------------
                                                            June 30,            December 31,          September 30,        June 30,
Non-Medical Health & Other                                    2004                  2003                   2003              2003
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                     $1,791                $3,246                 $2,411            $1,607
Universal life and investment-type product policy fees            0                     0                      0                 0
Investment income, net                                          230                   370                    270               182
Other revenues                                                  175                   325                    247               168
                                                         --------------------------------------------------------------------------
                                                              2,196                 3,941                  2,928             1,957
                                                         --------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                           1,493                 2,623                  1,948             1,303
Interest credited to policyholder account balances                0                     0                      0                 0
Other expenses                                                  527                   945                    688               465
                                                         --------------------------------------------------------------------------
                                                              2,020                 3,568                  2,636             1,768
                                                         --------------------------------------------------------------------------

Operating earnings before provision for income taxes            176                   373                    292               189
Provision for income taxes                                       62                   134                    106                69
                                                         --------------------------------------------------------------------------
OPERATING EARNINGS                                             $114                  $239                   $186              $120
                                                         --------------------------------------------------------------------------

Net investment-related gains (losses), net of income
 taxes                                                           20                    (3)                     3                (6)
Cumulative effect of a change in accounting, net of
 income taxes (1)                                               (20)                    0                      0                 0
                                                         --------------------------------------------------------------------------
Net income                                                     $114                  $236                   $189              $114
                                                         ==========================================================================


(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT
AND ADDITIONAL STATISTICAL INFORMATION

                                                                                    For the Three Months Ended
                                                               ---------------------------------------------------------------------
                                                               June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Unaudited (Dollars in millions)                                  2004      2004         2003          2003         2003      2003
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS, FEES AND OTHER REVENUES BY PRODUCT

Group Life                                                      $1,444    $1,472       $1,394        $1,351       $1,342    $1,340
Retirement & Savings                                               280       322          363           337          403       219
Non-Medical Health & Other                                       1,000       966          913           883          895       880
                                                               ---------------------------------------------------------------------
Total Premiums, Fees and Other Revenues                         $2,724    $2,760       $2,670        $2,571       $2,640    $2,439
                                                               =====================================================================

Group Disability (Included in Non-Medical Health & Other)         $250      $246         $237          $227         $238      $241

ADDITIONAL STATISTICAL INFORMATION

INCURRED LOSS RATIO (MORTALITY EXPERIENCE):
   Term Life                                                     93.3%     95.7%        91.4%         91.3%        92.0%     93.2%

INCURRED LOSS RATIO (MORBIDITY EXPERIENCE):
   Group Disability                                              92.7%     93.3%       102.7%         99.8%        95.1%     96.5%

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES (1)

                                                               For the Three Months Ended
                                      ---------------------------------------------------------------------------
                                       June 30,   March 31,   December 31,   September 30,   June 30,   March 31,
Group Life                               2004        2004         2003            2003         2003       2003
-----------------------------------------------------------------------------------------------------------------
Balance, beginning of period           $14,642     $14,678      $14,453         $14,189      $13,993    $13,756
Premiums and deposits                    2,621       2,719        2,935           2,728        2,676      2,877
Interest on reserves                       131         130          132             141          134        136
Surrenders and withdrawals              (1,118)     (1,144)      (1,344)         (1,078)      (1,103)    (1,426)
Benefit payments                        (1,297)     (1,387)      (1,203)         (1,238)      (1,197)    (1,223)
Other                                     (145)       (354)        (295)           (289)        (314)      (127)
                                      ---------------------------------------------------------------------------
Balance, end of period                 $14,834     $14,642      $14,678         $14,453      $14,189    $13,993
                                      ===========================================================================

                                                               For the Three Months Ended
                                      ---------------------------------------------------------------------------
                                       June 30,   March 31,   December 31,   September 30,   June 30,   March 31,
Retirement & Savings                     2004        2004         2003            2003         2003       2003
-----------------------------------------------------------------------------------------------------------------
Balance, beginning of period           $42,634     $40,298      $40,191         $39,111      $36,206    $35,548
Premiums and deposits                    2,003       2,424        1,763           3,156        3,040      1,060
Interest on reserves                       551         542          537             526          526        518
Surrenders and withdrawals                (928)     (1,222)      (1,330)         (1,396)      (1,113)      (602)
Benefit payments                          (470)       (468)        (468)           (471)        (521)      (465)
Other (2)                               (1,503)      1,060         (395)           (735)         973        147
                                      ---------------------------------------------------------------------------
Balance, end of period                 $42,287     $42,634      $40,298         $40,191      $39,111    $36,206
                                      ===========================================================================

                                                               For the Three Months Ended
                                      ---------------------------------------------------------------------------
                                       June 30,   March 31,   December 31,   September 30,   June 30,   March 31,
Non-Medical Health & Other               2004        2004         2003            2003         2003       2003
-----------------------------------------------------------------------------------------------------------------
Balance, beginning of period            $6,003      $4,708       $4,621          $4,552       $4,483     $4,396
Premiums and deposits                      831         795          762             727          728        736
Interest on reserves                        60          57           56              56           55         55
Surrenders and withdrawals                  25          24           16              17           24         12
Benefit payments                          (728)       (693)        (615)           (591)        (591)      (609)
Other (2)                                  216       1,112         (132)           (140)        (147)      (107)
                                      ---------------------------------------------------------------------------
Balance, end of period                  $6,407      $6,003       $4,708          $4,621       $4,552     $4,483
                                      ===========================================================================

SEPARATE ACCOUNT LIABILITIES

                                                               For the Three Months Ended
                                      ----------------------------------------------------------------------------
                                       June 30,   March 31,   December 31,   September 30,   June 30,    March 31,
Group Life                               2004        2004         2003            2003         2003        2003
------------------------------------------------------------------------------------------------------------------
Balance, beginning of period            $7,754      $7,045       $6,951          $6,953       $6,376      $6,011
Premiums and deposits                      156         160           85             298          169         299
Investment performance                     239         645          113              23          582         175
Surrenders and withdrawals                 (86)        (92)        (104)           (323)        (174)       (109)
Policy charges                               0           0            0               0            0           0
Other                                        3          (4)           0               0            0           0
                                      ----------------------------------------------------------------------------
Balance, end of period                  $8,066      $7,754       $7,045          $6,951       $6,953      $6,376
                                      ============================================================================


                                                               For the Three Months Ended
                                      ----------------------------------------------------------------------------
                                       June 30,   March 31,   December 31,   September 30,   June 30,    March 31,
Retirement & Savings                     2004        2004         2003            2003         2003        2003
------------------------------------------------------------------------------------------------------------------
Balance, beginning of period           $27,376     $27,081      $26,570         $26,526      $25,105     $24,775
Premiums and deposits                      694       1,369        1,103             726        1,008         752
Investment performance                    (277)        802          661             206        1,481         393
Surrenders and withdrawals                (842)     (1,262)      (1,235)           (874)      (1,050)       (793)
Policy charges                             (20)        (21)         (18)            (14)         (18)        (22)
Other (2)                                   31        (593)           0               0            0           0
                                      ----------------------------------------------------------------------------
Balance, end of period                 $26,962     $27,376      $27,081         $26,570      $26,526     $25,105
                                      ============================================================================

                                                               For the Three Months Ended
                                      ---------------------------------------------------------------------------
                                       June 30,   March 31,   December 31,   September 30,   June 30,   March 31,
Non-Medical Health & Other               2004        2004         2003            2003         2003       2003
-----------------------------------------------------------------------------------------------------------------
Balance, beginning of period            $  139     $ 1,505       $1,462          $1,348       $1,241     $1,150
Premiums and deposits                       82          84           73              76           80         63
Investment performance                      14          16           15              63           58         47
Surrenders and withdrawals                 (25)        (24)         (16)            (17)         (23)       (12)
Policy charges                              (9)        (15)         (29)             (8)          (8)        (7)
Other (2)                                  (41)     (1,427)           0               0            0          0
                                      ---------------------------------------------------------------------------
Balance, end of period                  $  160     $   139       $1,505          $1,462       $1,348     $1,241
                                      ===========================================================================


(1) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(2) Beginning with the period ended March 31, 2004, the balances include liabilities recorded in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
EXPENSES BY MAJOR CATEGORY

                                                                              For the Three Months Ended
                                                     ---------------------------------------------------------------------------
                                                      June 30,   March 31,   December 31,   September 30,   June 30,   March 31,
Unaudited (Dollars in millions)                         2004       2004         2003            2003          2003       2003
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES BY MAJOR CATEGORY
Direct and allocated expenses                           $361       $352         $370            $303          $327       $320
Pension and other post-retirement benefit costs           21         18           31              23            35         26
Premium taxes and other taxes, licenses and fees         (11)        35           28              30            39         36
                                                     ---------------------------------------------------------------------------
Subtotal Insurance Expenses                             $371       $405         $429            $356          $401       $382
Commissions and other expenses                            69         46           56              51            55         54
                                                     ---------------------------------------------------------------------------
Total Expenses                                          $440       $451         $485            $407          $456       $436
                                                     ===========================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INSTITUTIONAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                                    For the Three Months Ended
                                           ---------------------------------------------------------------------------
                                            June 30,   March 31,   December 31,   September 30,   June 30,   March 31,
Group Life                                    2004       2004          2003           2003          2003       2003
----------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
   SPREADS BY SEGMENT (%)
Investment income yield                       5.87%      5.66%         6.11%          5.83%         5.57%      5.62%
Average crediting rate                        3.44%      3.49%         3.56%          3.85%         3.72%      3.87%
                                           ---------------------------------------------------------------------------
   Spread                                     2.43%      2.17%         2.55%          1.98%         1.85%      1.75%
                                           ===========================================================================

                                                                    For the Three Months Ended
                                           ---------------------------------------------------------------------------
                                            June 30,   March 31,   December 31,   September 30,   June 30,   March 31,
Retirement & Savings                          2004       2004          2003           2003          2003       2003
----------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
   SPREADS BY SEGMENT (%)
Investment income yield                       7.01%      7.11%         7.35%          6.82%         7.37%      7.22%
Average crediting rate                        5.41%      5.47%         5.58%          5.62%         5.92%      6.05%
                                           ---------------------------------------------------------------------------
   Spread                                     1.60%      1.64%         1.77%          1.20%         1.45%      1.17%
                                           ===========================================================================

                                                                    For the Three Months Ended
                                           ---------------------------------------------------------------------------
                                            June 30,   March 31,   December 31,   September 30,   June 30,   March 31,
Non-Medical Health & Other                    2004       2004          2003           2003          2003       2003
----------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
   SPREADS BY SEGMENT (%)
Investment income yield                       7.77%      6.96%         7.48%          6.49%         6.60%      7.27%
Average crediting rate                        5.33%      5.35%         5.38%          5.43%         5.49%      5.52%
                                           ---------------------------------------------------------------------------
   Spread                                     2.44%      1.61%         2.10%          1.06%         1.11%      1.75%
                                           ===========================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                  For the Three Months Ended
                                                         ---------------------------------------------------------------------------
                                                          June 30,   March 31,   December 31,   September 30,   June 30,   March 31,
Individual Operations                                       2004       2004          2003            2003         2003        2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                   $1,007       $978        $1,184          $1,064       $1,055      $1,041
Universal life and investment-type product policy fees        455        422           465             386          378         360
Investment income, net                                      1,549      1,521         1,585           1,550        1,529       1,563
Other revenues                                                106        117           116              96          109          86
                                                         ---------------------------------------------------------------------------
                                                            3,117      3,038         3,350           3,096        3,071       3,050
                                                         ---------------------------------------------------------------------------
EXPENSES
Policyholder benefits and dividends                         1,663      1,649         1,863           1,703        1,625       1,692
Interest credited to policyholder account balances            427        423           446             452          452         443
Capitalization of deferred policy acquisition costs          (298)      (293)         (279)           (280)        (280)       (260)
Amortization of deferred policy acquisition costs             172        162           174             162          207         175
Other expenses                                                837        820           880             795          833         753
                                                         ---------------------------------------------------------------------------
                                                            2,801      2,761         3,084           2,832        2,837       2,803
                                                         ---------------------------------------------------------------------------
Operating earnings before provision for income taxes          316        277           266             264          234         247
Provision for income taxes                                    106         93            93              93           83          87
                                                         ---------------------------------------------------------------------------
OPERATING EARNINGS                                           $210       $184          $173            $171         $151(3)     $160
                                                         ===========================================================================
NET INCOME RECONCILIATION
-------------------------
Operating earnings                                           $210       $184          $173            $171         $151        $160
    Net investment-related gains (losses)                      31        (28)         (130)            (77)         (11)        (67)
    Minority interest - net investment-related gains (losses)   0          0             0               0            0           0
    Adjustments to net investment-related gains
      (losses) (1)                                             (3)        32           100              39            0          38
    Net investment-related gains (losses) tax benefit
      (provision)                                               1         (2)           19              21            4          10
                                                         ---------------------------------------------------------------------------
Net investment-related gains (losses),
  net of income taxes                                          29          2           (11)            (17)          (7)        (19)
Cumulative effect of a change in accounting, net of
  income taxes (2)                                              0        (70)            0               0            0           0
                                                         ---------------------------------------------------------------------------
Net income                                                   $239       $116          $162            $154         $144        $141
                                                         ===========================================================================

                                                                  For the Year-to-Date Period Ended
                                                         -----------------------------------------------------
                                                          June 30,   December 31,   September 30,   June 30,
Individual Operations                                       2004         2003           2003          2003
--------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                   $1,985       $4,344         $3,160        $2,096
Universal life and investment-type product policy fees        877        1,589          1,124           738
Investment income, net                                      3,070        6,227          4,642         3,092
Other revenues                                                223          407            291           195
                                                         -----------------------------------------------------
                                                            6,155       12,567          9,217         6,121
                                                         -----------------------------------------------------
EXPENSES
Policyholder benefits and dividends                         3,312        6,883          5,020         3,317
Interest credited to policyholder account balances            850        1,793          1,347           895
Capitalization of deferred policy acquisition costs          (591)      (1,099)          (820)         (540)
Amortization of deferred policy acquisition costs             334          718            544           382
Other expenses                                              1,657        3,261          2,381         1,586
                                                         -----------------------------------------------------
                                                            5,562       11,556          8,472         5,640
                                                         -----------------------------------------------------
Operating earnings before provision for income taxes          593        1,011            745           481
Provision for income taxes                                    199          356            263           170
                                                         -----------------------------------------------------
OPERATING EARNINGS                                           $394         $655           $482          $311(3)
                                                         =====================================================
NET INCOME RECONCILIATION
-------------------------
Operating earnings                                           $394         $655           $482          $311
    Net investment-related gains (losses)                       3         (285)          (155)          (78)
    Minority interest-net investment - related gains (losses)   0            0              0             0
    Adjustments to net investment-related gains
      (losses) (1)                                             29          177             77            38
    Net investment-related gains (losses) tax benefit
      (provision)                                              (1)          54             35            14
                                                         -----------------------------------------------------
Net investment-related gains (losses), net of
  income taxes                                                 31          (54)           (43)          (26)
Cumulative effect of a change in accounting, net of
  income taxes (2)                                            (70)           0              0             0
                                                         -----------------------------------------------------
Net income                                                   $355         $601           $439          $285
                                                         =====================================================

(1) Adjustments to net investment-related gains (losses) include amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

(3) Operating earnings for the period ended June 30, 2003 include a $31 million after-tax charge related to previously deferred expenses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                     For the Three Months Ended
                                                                  ------------------------------------------------------------------
                                                                  June 30, March 31, December 31, September 30, June 30,   March 31,
Traditional Life                                                    2004     2004        2003          2003       2003       2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                             $980     $959      $1,159        $1,037     $1,025     $1,010
Universal life and investment-type product policy fees                  0        0           0             0          0          0
Investment income, net                                                848      843         873           847        846        869
Other revenues                                                          0        1           6             0         10          0
                                                                  ------------------------------------------------------------------
                                                                    1,828    1,803       2,038         1,884      1,881      1,879
                                                                  ------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                 1,496    1,480       1,684         1,564      1,512      1,529
Interest credited to policyholder account balances                      0        0           0             0          0          0
Capitalization of deferred policy acquisition costs                   (42)     (41)        (42)          (39)       (43)       (47)
Amortization of deferred policy acquisition costs                      51       56          54            56         62         58
Other expenses                                                        206      211         236           200        233        221
                                                                  ------------------------------------------------------------------
                                                                    1,711    1,706       1,932         1,781      1,764      1,761
                                                                  ------------------------------------------------------------------

Operating earnings before provision for income taxes                  117       97         106           103        117        118
Provision for income taxes                                             40       33          38            37         42         42
                                                                  ------------------------------------------------------------------
OPERATING EARNINGS                                                    $77      $64         $68           $66        $75(1)     $76
                                                                  ------------------------------------------------------------------


Net investment-related gains (losses), net of income taxes             16        7          14             5        (13)         6
Cumulative effect of a change in accounting, net of income taxes        0        0           0             0          0          0
                                                                  ------------------------------------------------------------------
Net income                                                            $93      $71         $82           $71        $62        $82
                                                                  ==================================================================

                                                                           For the Year-to-Date Period Ended
                                                                  ---------------------------------------------------
                                                                  June 30,   December 31,   September 30,  June 30,
Traditional Life                                                    2004         2003           2003         2003
---------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                           $1,939       $4,231         $3,072       $2,035
Universal life and investment-type product policy fees                  0            0              0            0
Investment income, net                                              1,691        3,435          2,562        1,715
Other revenues                                                          1           16             10           10
                                                                  ---------------------------------------------------
                                                                    3,631        7,682          5,644        3,760
                                                                  ---------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                 2,976        6,289          4,605        3,041
Interest credited to policyholder account balances                      0            0              0            0
Capitalization of deferred policy acquisition costs                   (83)        (171)          (129)         (90)
Amortization of deferred policy acquisition costs                     107          230            176          120
Other expenses                                                        417          890            654          454
                                                                  ---------------------------------------------------
                                                                    3,417        7,238          5,306        3,525
                                                                  ---------------------------------------------------

Operating earnings before provision for income taxes                  214          444            338          235
Provision for income taxes                                             73          159            121           84
                                                                  ---------------------------------------------------
OPERATING EARNINGS                                                   $141         $285           $217          151(1)
                                                                  ---------------------------------------------------

Net investment-related gains (losses), net of income taxes             23           12             (2)          (7)
Cumulative effect of a change in accounting, net of income taxes        0            0              0            0
                                                                  ---------------------------------------------------
Net income                                                           $164         $297           $215         $144
                                                                  ===================================================

(1) Operating earnings for the period ended June 30, 2003 includes a $2 million after-tax charge related to previously deferred expenses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                  For the Three Months Ended
                                                             -----------------------------------------------------------------------
                                                             June 30,  March 31,  December 31,  September 30,  June 30,    March 31,
Variable & Universal Life                                      2004      2004         2003          2003         2003        2003
------------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                          $0        $0           $0            $0           $0          $0
Universal life and investment-type product policy fees           266       242          301           256          262         255
Investment income, net                                           143       140          143           145          144         142
Other revenues                                                    (3)        4            4            (1)          (1)         (2)
                                                             -----------------------------------------------------------------------
                                                                 406       386          448           400          405         395
                                                             -----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                               98        92          126            69           57          87
Interest credited to policyholder account balances               116       113          118           122          117         117
Capitalization of deferred policy acquisition costs              (86)      (70)         (88)          (82)         (86)        (81)
Amortization of deferred policy acquisition costs                 54        44           64            47          102          59
Other expenses                                                   186       175          205           196          205         177
                                                             -----------------------------------------------------------------------
                                                                 368       354          425           352          395         359
                                                             -----------------------------------------------------------------------

Operating earnings before provision for income taxes              38        32           23            48           10          36
Provision for income taxes                                        13        11            8            18            4          13
                                                             -----------------------------------------------------------------------
OPERATING EARNINGS                                               $25       $21          $15           $30           $6(2)      $23
                                                             -----------------------------------------------------------------------

Net investment-related gains (losses), net of income taxes        (3)        2           (4)           (8)           7          (5)
Cumulative effect of a change in accounting, net of
  income taxes (1)                                                 0       (81)           0             0            0           0
                                                             -----------------------------------------------------------------------
Net income (loss)                                                $22      ($58)         $11           $22          $13         $18
                                                             =======================================================================


                                                                     For the Year-to-Date Period Ended
                                                             ----------------------------------------------------
                                                             June 30,   December 31,   September 30,   June 30,
Variable & Universal Life                                      2004         2003            2003         2003
-----------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                          $0           $0              $0           $0
Universal life and investment-type product policy fees           508        1,074             773          517
Investment income, net                                           283          574             431          286
Other revenues                                                     1            0              (4)          (3)
                                                             ----------------------------------------------------
                                                                 792        1,648           1,200          800
                                                             ----------------------------------------------------

EXPENSES
Policyholder benefits and dividends                              190          339             213          144
Interest credited to policyholder account balances               229          474             356          234
Capitalization of deferred policy acquisition costs             (156)        (337)           (249)        (167)
Amortization of deferred policy acquisition costs                 98          272             208          161
Other expenses                                                   361          783             578          382
                                                             ----------------------------------------------------
                                                                 722        1,531           1,106          754
                                                             ----------------------------------------------------

Operating earnings before provision for income taxes              70          117              94           46
Provision for income taxes                                        24           43              35           17
                                                             ----------------------------------------------------
OPERATING EARNINGS                                               $46          $74             $59          $29(2)
                                                             ----------------------------------------------------

Net investment-related gains (losses), net of income taxes        (1)         (10)             (6)           2
Cumulative effect of a change in accounting, net of
  income taxes (1)                                               (81)           0               0            0
                                                             ----------------------------------------------------
Net income (loss)                                               ($36)         $64             $53          $31
                                                             ====================================================

(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

(2) Operating earnings for the period ended June 30, 2003 includes a $29 million after-tax charge related to previously deferred expenses.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                   For the Three Months Ended
                                                             ----------------------------------------------------------------------
                                                              June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Annuities                                                       2004      2004         2003           2003        2003      2003
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                          $26       $18          $20            $19         $23       $24
Universal life and investment-type product policy fees            156       151          137            106          95        82
Investment income, net                                            494       475          503            489         479       487
Other revenues                                                     10         7            7              3           7         1
                                                             ----------------------------------------------------------------------
                                                                  686       651          667            617         604       594
                                                             ----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                58        68           53             55          46        64
Interest credited to policyholder account balances                281       280          299            303         307       296
Capitalization of deferred policy acquisition costs              (169)     (181)        (148)          (158)       (149)     (131)
Amortization of deferred policy acquisition costs                  64        59           53             55          41        55
Other expenses                                                    302       299          281            261         274       234
                                                             ----------------------------------------------------------------------
                                                                  536       525          538            516         519       518
                                                             ----------------------------------------------------------------------

Operating earnings before provision for income taxes              150       126          129            101          85        76
Provision for income taxes                                         49        41           44             34          29        26
                                                             ----------------------------------------------------------------------
OPERATING EARNINGS                                               $101       $85          $85            $67         $56       $50
                                                             ----------------------------------------------------------------------

Net investment-related gains (losses), net of income taxes         16         2          (24)           (14)         (1)      (15)
Cumulative effect of a change in accounting, net of
  income taxes (1)                                                  0        11            0              0           0         0
                                                             ----------------------------------------------------------------------
Net income                                                       $117       $98          $61            $53         $55       $35
                                                             ======================================================================

                                                                     For the Year-to-Date Period Ended
                                                             ------------------------------------------------
                                                              June 30,  December 31,  September 30,  June 30,
Annuities                                                       2004        2003           2003        2003
-------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                          $44         $86            $66         $47
Universal life and investment-type product policy fees            307         420            283         177
Investment income, net                                            969       1,958          1,455         966
Other revenues                                                     17          18             11           8
                                                             ------------------------------------------------
                                                                1,337       2,482          1,815       1,198
                                                             ------------------------------------------------

EXPENSES
Policyholder benefits and dividends                               126         218            165         110
Interest credited to policyholder account balances                561       1,205            906         603
Capitalization of deferred policy acquisition costs              (350)       (586)          (438)       (280)
Amortization of deferred policy acquisition costs                 123         204            151          96
Other expenses                                                    601       1,050            769         508
                                                             ------------------------------------------------
                                                                1,061       2,091          1,553       1,037
                                                             ------------------------------------------------

Operating earnings before provision for income taxes              276         391            262         161
Provision for income taxes                                         90         133             89          55
                                                             ------------------------------------------------
OPERATING EARNINGS                                               $186        $258           $173        $106
                                                             ------------------------------------------------

Net investment-related gains (losses), net of income taxes         18         (54)           (30)        (16)
Cumulative effect of a change in accounting, net of
  income taxes (1)                                                 11           0              0           0
                                                             ------------------------------------------------
Net income                                                       $215        $204           $143         $90
                                                             ================================================

(1) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                   For the Three Months Ended
                                                             ----------------------------------------------------------------------
                                                              June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Other                                                           2004      2004         2003           2003        2003      2003
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                           $1        $1           $5             $8          $7        $7
Universal life and investment-type product policy fees             33        29           27             24          21        23
Investment income, net                                             64        63           66             69          60        65
Other revenues                                                     99       105           99             94          93        87
                                                             ----------------------------------------------------------------------
                                                                  197       198          197            195         181       182
                                                             ----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                                11         9            0             15          10        12
Interest credited to policyholder account balances                 30        30           29             27          28        30
Capitalization of deferred policy acquisition costs                (1)       (1)          (1)            (1)         (2)       (1)
Amortization of deferred policy acquisition costs                   3         3            3              4           2         3
Other expenses                                                    143       135          158            138         121       121
                                                             ----------------------------------------------------------------------
                                                                  186       176          189            183         159       165
                                                             ----------------------------------------------------------------------

Operating earnings before provision for income taxes               11        22            8             12          22        17
Provision for income taxes                                          4         8            3              4           8         6
                                                             ----------------------------------------------------------------------
OPERATING EARNINGS                                                 $7       $14           $5             $8         $14       $11
                                                             ----------------------------------------------------------------------


Net investment-related gains (losses), net of income taxes          0        (9)           3              0           0        (5)
Cumulative effect of a change in accounting, net of
  income taxes                                                      0         0            0              0           0         0
                                                             ----------------------------------------------------------------------
Net income                                                         $7        $5           $8             $8         $14        $6
                                                             ======================================================================

                                                                      For the Year-to-Date Period Ended
                                                             ----------------------------------------------------
                                                              June 30,   December 31,   September 30,   June 30,
Other                                                           2004         2003            2003         2003
-----------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                          $2           $27             $22          $14
Universal life and investment-type product policy fees            62            95              68           44
Investment income, net                                           127           260             194          125
Other revenues                                                   204           373             274          180
                                                             ----------------------------------------------------
                                                                 395           755             558          363
                                                             ----------------------------------------------------

EXPENSES
Policyholder benefits and dividends                               20            37              37           22
Interest credited to policyholder account balances                60           114              85           58
Capitalization of deferred policy acquisition costs               (2)           (5)             (4)          (3)
Amortization of deferred policy acquisition costs                  6            12               9            5
Other expenses                                                   278           538             380          242
                                                             ----------------------------------------------------
                                                                 362           696             507          324
                                                             ----------------------------------------------------

Operating earnings before provision for income taxes              33            59              51           39
Provision for income taxes                                        12            21              18           14
                                                             ----------------------------------------------------
OPERATING EARNINGS                                               $21           $38             $33          $25
                                                             ----------------------------------------------------

Net investment-related gains (losses), net of income taxes        (9)           (2)             (5)          (5)
Cumulative effect of a change in accounting, net of
  income taxes                                                     0             0               0            0
                                                             ----------------------------------------------------
Net income                                                       $12           $36             $28          $20
                                                             ====================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
PREMIUMS AND DEPOSITS BY PRODUCT AND MANUFACTURER
AND MUTUAL FUND SALES

                                                                           For the Three Months Ended
                                                ------------------------------------------------------------------------------------
                                                  June 30,      March 31,   December 31, September 30,    June 30,      March 31,
Unaudited (Dollars in millions)                     2004          2004          2003          2003          2003          2003
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS AND DEPOSITS BY PRODUCT (1)

TOTAL (2)
Traditional Life
      1st Year (3)                                    $47           $45           $53           $50           $49           $53
      Renewal                                       1,030           965         1,228         1,052         1,053         1,000
Variable & Universal Life
      Variable 1st Year excluding
       Single Premium COLI/BOLI (3)                    61            51            53            86            59            91
      Universal 1st Year excluding
       Single Premium COLI/BOLI (3)(4)                116           104           108            82            71            55
      Single Premium COLI/BOLI (4)                     49             3            27            18             3            13
      Renewal (4)                                     418           471           414           392           393           455
Annuities (3)                                       2,882         3,436         2,844         2,843         2,933         2,611
Other                                                 251           258           335           287           301           281
                                                ------------------------------------------------------------------------------------
Total Premiums and Deposits                        $4,854        $5,333        $5,062        $4,810        $4,862        $4,559
                                                ====================================================================================
PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS
Variable & Universal Life                            $287          $284          $275          $294          $273          $301
Annuities                                           1,523         2,120         1,782         1,437         1,229           940
Other                                                 157           160           258           171           191           167
                                                ------------------------------------------------------------------------------------
Total Separate Accounts                            $1,967        $2,564        $2,315        $1,902        $1,693        $1,408
                                                ====================================================================================
FIRST YEAR LIFE PREMIUMS AND DEPOSITS BY
      MANUFACTURER (5)

MetLife                                               $85           $79           $81           $74           $70           $73
New England Financial                                  38            28            35            26            29            32
General American                                      143            90           119           128            76            99
MetLife Investors Group                                 7             6             6             8             7             8
                                                ------------------------------------------------------------------------------------
Total First Year Life Premiums and Deposits          $273          $203          $241          $236          $182          $212
                                                ====================================================================================
ANNUITY DEPOSITS BY TYPE

Fixed Annuity Deposits                               $659          $506          $257          $320          $340          $424
Variable Annuity Deposits                           2,223         2,930         2,587         2,523         2,593         2,187
                                                ------------------------------------------------------------------------------------
Total Annuity Deposits                             $2,882        $3,436        $2,844        $2,843        $2,933        $2,611
                                                ====================================================================================
ANNUITY DEPOSITS BY MANUFACTURER (6)

MetLife                                              $965        $1,030          $870          $950        $1,053          $974
New England Financial                                 197           252           249           235           233           211
General American                                       11            10            13             9            11            10
MetLife Investors Group                             1,709         2,144         1,712         1,649         1,636         1,416
                                                ------------------------------------------------------------------------------------
Total Annuity Deposits                             $2,882        $3,436        $2,844        $2,843        $2,933        $2,611
                                                ====================================================================================
MUTUAL FUND SALES (4)

Proprietary                                           $53           $65           $59           $47           $49           $38
Third Party                                           811           990         1,192           722           809           753
                                                ------------------------------------------------------------------------------------
Total Mutual Fund Sales                              $864        $1,055        $1,251          $769          $858          $791
                                                ====================================================================================

(1)   Statutory premiums direct and assumed.

(2)   Includes premiums and deposits to separate accounts.

(3)   Excludes company-sponsored internal exchanges.

(4) Certain amounts in prior periods presented throughout the QFS have been reclassified to conform with current period presentation.

(5) Approximately 9% of MetLife manufactured life insurance premiums and deposits were sold by other-than MetLife Financial Services agents during the three months ended June 30, 2004 (6% sold by General American and 3% were sold by New England Financial). Approximately 3% of New England Financial manufactured life insurance premiums and deposits were sold by other-than New England Financial agents during the three months ended June 30, 2004 (1% sold by MetLife Financial Services and 2% sold by General American). Approximately 74% of General American manufactured life insurance premiums and deposits were sold by other-than General American agents during the three months ended June 30, 2004 (53% sold by MetLife Financial Services and 21% by New England Financial). Approximately 3% of MetLife Investors Group manufactured life insurance premiums and deposits were sold by other-than MetLife Investors Group Wholesalers during the three months ended June 30, 2004 (3% sold by MetLife Financial Services).

(6) Approximately 23% of MetLife manufactured annuity deposits were sold by other-than MetLife Financial Services agents during the three months ended June 30, 2004 (23% MetLife Resources). Approximately 6% of MetLife Investors Group manufactured annuity deposits were sold by other-than MetLife Investors Group Wholesalers during the three months ended June 30, 2004 (3% Walnut Street Securities and 3% MetLife Resources).

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
ADDITIONAL STATISTICAL INFORMATION

                                                                                At or for the Three Months Ended
                                                          --------------------------------------------------------------------------
                                                          June 30,    March 31, December 31, September 30,  June 30,    March 31,
Unaudited                                                   2004        2004        2003         2003         2003        2003
------------------------------------------------------------------------------------------------------------------------------------
PERCENTAGE OF PREMIUMS AND DEPOSITS TO SEPARATE ACCOUNTS,
  EXCLUDING TRANSFERS FROM GENERAL ACCOUNT:
  Variable & Universal Life                                  44.1%       45.0%       45.6%        50.8%        52.0%       49.1%
  Annuities                                                  52.9%       61.7%       62.6%        50.6%        41.9%       36.0%
  Other                                                      62.5%       62.1%       77.3%        59.5%        63.3%       59.5%

MORTALITY AS A PERCENTAGE OF EXPECTED                        78.1%       85.4%       84.2%        80.3%        99.4%(4)    87.2%

LAPSES / SURRENDERS (GENERAL AND SEPARATE ACCOUNT) (1)
  Traditional Life                                            6.2%        6.3%        6.1%         6.0%         6.0%        5.8%
  Variable & Universal Life                                   7.1%        7.0%        7.0%         7.2%         7.2%        6.8%
  Variable Annuities                                          7.7%        7.8%        8.2%         8.7%         9.0%        9.2%
  Fixed Annuities                                             8.0%        7.4%        6.6%         6.7%         6.4%        6.7%

NUMBER OF SALES REPRESENTATIVES
  MetLife Financial Services                                5,633       5,594       5,531        5,587        5,728       5,798
  New England Financial                                     2,553       2,531       2,845        2,992        3,004       2,916
  General American (2)                                        448         448         429          471          522         557
  Independent Distribution Wholesalers                        101          95          91           91           89          83
  MetLife Resources                                           397         397         401          384          379         362
  Walnut Street Securities (3)                              1,413       1,468       1,462        1,649        1,823       1,923
  P&C Specialists                                             500         461         437          416          409         396
                                                          --------------------------------------------------------------------------
Total Agents                                               11,045      10,994      11,196       11,590       11,954      12,035
                                                          ==========================================================================

(1) Lapses/Surrenders rates are calculated for the most recent 12 months of experience.

(2)   Based on minimum annual production of $25,000 in life insurance sales.

(3) At June 30, 2004, the number of Walnut Street Securities representatives includes 150 brokers who are also reported as General American agents above.

(4) Includes a $45 million pre-tax death benefit that was 100% reinsured. Excluding this item, the mortality ratio was 88.4%.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
AND SEPARATE ACCOUNT LIABILITIES
UNAUDITED (DOLLARS IN MILLIONS)

FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES
--------------------------------------------------------

                                                                                 For the Three Months Ended
                                                         ---------------------------------------------------------------------------
                                                         June 30,    March 31,  December 31, September 30,  June 30,     March 31,
Traditional Life                                          2004         2004          2003        2003         2003         2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                             $48,613      $48,503      $48,140      $47,835      $47,572      $47,397
Premiums and deposits (1)                                  1,067        1,038        1,246          975        1,043        1,026
Interest on reserves                                         491          489          486          483          479          476
Surrenders and withdrawals                                  (462)        (477)        (478)        (407)        (402)        (395)
Benefit payments                                            (437)        (486)        (420)        (456)        (492)        (484)
Other                                                       (444)        (454)        (471)        (290)        (365)        (448)
                                                         ---------------------------------------------------------------------------
Balance, end of period                                   $48,828      $48,613      $48,503      $48,140      $47,835      $47,572
                                                         ===========================================================================

                                                                                 For the Three Months Ended
                                                         ---------------------------------------------------------------------------
                                                         June 30,     March 31,  December 31, September 30,  June 30,     March 31,
Variable & Universal Life                                  2004         2004         2003         2003         2003         2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                              $9,903       $9,475       $9,327       $9,221       $9,140       $8,993
Premiums and deposits (1) (2)                                370          346          318          272          247          287
Interest on reserves                                         115          119          122          121          120          118
Surrenders and withdrawals                                  (158)        (233)        (137)        (117)        (122)        (113)
Net transfers from (to) separate account                      56           75           83           54           65           66
Policy charges                                              (204)        (199)        (199)        (195)        (184)        (198)
Benefit payments                                             (27)         (34)         (22)         (22)         (24)         (25)
Other (3)                                                      1          354          (17)          (7)         (21)          12
                                                         ---------------------------------------------------------------------------
Balance, end of period                                   $10,056       $9,903       $9,475       $9,327       $9,221       $9,140
                                                         ===========================================================================

                                                                                 For the Three Months Ended
                                                         ---------------------------------------------------------------------------
                                                        June 30,     March 31,  December 31, September 30,  June 30,     March 31,
Annuities                                                 2004          2004        2003         2003         2003         2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                             $31,491      $31,350      $31,258      $30,772      $29,917      $28,935
Premiums and deposits (1) (2)                              1,432        1,426        1,126        1,492        1,836        1,766
Interest on reserves                                         390          298          343          361          357          359
Surrenders and withdrawals                                  (740)        (797)        (647)        (678)        (665)        (667)
Net transfers from (to) separate account                    (566)        (610)        (653)        (562)        (517)        (171)
Policy charges                                                (4)          (6)           2            0           (3)          (1)
Benefit payments                                             (99)        (128)         (70)        (129)        (143)        (168)
Other (3)                                                      4          (42)          (9)           2          (10)        (136)
                                                         ---------------------------------------------------------------------------
Balance, end of period                                   $31,908      $31,491      $31,350      $31,258      $30,772      $29,917
                                                         ===========================================================================

SEPARATE ACCOUNT LIABILITIES
----------------------------

                                                                                 For the Three Months Ended
                                                         ---------------------------------------------------------------------------
                                                        June 30,    March 31,   December 31, September 30,  June 30,     March 31,
Variable & Universal Life                                 2004         2004         2003         2003         2003         2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                             $6,989       $6,835       $6,424       $6,149       $5,482       $5,489
Premiums and deposits (1)                                   287          284          275          294          273          301
Investment performance                                       85          191          376          177          603         (105)
Surrenders and withdrawals                                 (104)        (177)         (87)         (74)         (72)         (71)
Net transfers from (to) fixed account                       (56)         (75)         (83)         (54)         (65)         (66)
Policy charges                                              (71)         (69)         (70)         (68)         (72)         (66)
Other (3)                                                     0            0            0            0            0            0
                                                         ---------------------------------------------------------------------------
Balance, end of period                                   $7,130       $6,989       $6,835       $6,424       $6,149       $5,482
                                                         ===========================================================================

                                                                                 For the Three Months Ended
                                                         ---------------------------------------------------------------------------
                                                        June 30,     March 31,  December 31, September 30,  June 30,     March 31,
Annuities                                                 2004         2004         2003         2003         2003         2003
------------------------------------------------------------------------------------------------------------------------------------
Balance, beginning of period                             $31,505      $28,667      $24,310      $22,133      $18,464      $18,270
Premiums and deposits (1)                                  1,524        2,120        1,782        1,438        1,229          940
Investment performance                                       144          834        2,520          734        2,500         (435)
Surrenders and withdrawals                                  (642)        (617)        (508)        (475)        (508)        (423)
Net transfers from (to) fixed account                        566          610          653          562          517          171
Policy charges                                              (112)        (105)         (90)         (82)         (69)         (59)
Other (3)                                                      4           (4)           0            0            0            0
                                                         ---------------------------------------------------------------------------
Balance, end of period                                   $32,989      $31,505      $28,667      $24,310      $22,133      $18,464
                                                         ===========================================================================

(1)   Includes company-sponsored internal exchanges.

(2) Includes premiums and deposits directed to the General Account investment option of a variable life or variable annuity product.

(3) Beginning with the period ended March 31, 2004, the balances include liabilities recorded in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
INSURANCE EXPENSES AND OTHER
EXPENSES BY MAJOR CATEGORY

                                                                                  For the Three Months Ended
                                     -----------------------------------------------------------------------------------------------
                                     June 30,        March 31,       December 31,     September 30,      June 30,        March 31,
Unaudited (Dollars in millions)        2004             2004             2003             2003             2003             2003
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE EXPENSES (NET OF
   CAPITALIZATION OF DAC)
Insurance Expenses                     $752             $757             $775             $709             $758             $682
DAC Capitalization (1)                 (333)            (324)            (336)            (309)            (304)            (285)
                                     -----------------------------------------------------------------------------------------------
Net                                    $419             $433             $439             $400             $454             $397
                                     ===============================================================================================
OTHER EXPENSES BY MAJOR
   CATEGORY

Commissions                            $241             $252             $244             $220             $214             $195
Other deferrable expenses               114               92              108              101              107              113
Direct and allocated
   expenses, not deferred               335              353              347              322              371              310
Pension and other post-
   retirement benefit costs              32               31               50               41               40               36
Premium taxes and other
   taxes, licenses and fees              30               29               26               25               26               28
                                     -----------------------------------------------------------------------------------------------
     Subtotal Insurance
       Expenses                        $752             $757             $775             $709             $758             $682

Broker-dealer and other
  expenses                              134              116              150              124              118              110
Reinsurance allowances                  (49)             (53)             (45)             (38)             (43)             (39)
                                     -----------------------------------------------------------------------------------------------
  Total Other Expenses                 $837             $820             $880             $795             $833             $753
                                     ===============================================================================================

(1) Excludes $35 million, $31 million, $57 million, $29 million, $24 million, and $25 million, of DAC capitalization related to reinsurance allowances for the three months ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and March 31, 2003, respectively.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

INDIVIDUAL OPERATIONS
SPREADS BY PRODUCT
UNAUDITED

                                                                       For the Three Months Ended
                                     -----------------------------------------------------------------------------------------------
                                     June 30,        March 31,     December 31,    September 30,     June 30,        March 31,
VARIABLE & UNIVERSAL LIFE              2004            2004            2003            2003            2003            2003
------------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
      SPREADS BY PRODUCT (%)
Investment income yield                7.05%           6.98%           7.23%           7.25%           7.31%           7.39%
Average crediting rate                 5.25%           5.26%           5.50%           5.63%           5.57%           5.64%
                                     -----------------------------------------------------------------------------------------------
      Spread                           1.80%           1.72%           1.73%           1.62%           1.74%           1.75%
                                     ===============================================================================================

                                                                       For the Three Months Ended
                                     -----------------------------------------------------------------------------------------------
                                     June 30,        March 31,     December 31,     September 30,    June 30,        March 31,
ANNUITIES                              2004            2004            2003            2003            2003            2003
------------------------------------------------------------------------------------------------------------------------------------
ANNUALIZED GENERAL ACCOUNT
      SPREADS BY PRODUCT (%)
Investment income yield                6.23%           5.85%           6.50%           6.50%           6.31%           6.64%
Average crediting rate                 3.79%           3.90%           4.16%           4.28%           4.36%           4.47%
                                     -----------------------------------------------------------------------------------------------
      Spread                           2.44%           1.95%           2.34%           2.22%           1.95%           2.17%
                                     ===============================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - TOTAL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                     For the Three Months Ended
                                                                   ----------------------------------------------------------------
                                                                   June 30, March 31, December 31, September 30, June 30, March 31,
Auto & Home Operations                                               2004      2004       2003          2003       2003      2003
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                       $734      $737       $740          $735       $721      $712
Investment income, net                                                  44        46         39            39         41        39
Other revenues                                                           6         9          9            10          4         9
                                                                   ----------------------------------------------------------------
                                                                       784       792        788           784        766       760
                                                                   ----------------------------------------------------------------
EXPENSES
Losses                                                                 413       446        447           465        446       452
Loss adjustment expense                                                 82        90         89            78         81        82
Other expenses                                                         193       198        184           187        186       199
                                                                   ----------------------------------------------------------------
                                                                       688       734        720           730        713       733
                                                                   ----------------------------------------------------------------
Operating earnings before provision
       (benefit) for income taxes                                       96        58         68            54         53        27
Provision (benefit) for income taxes                                    25        12         15            12         11        (3)
                                                                   ----------------------------------------------------------------
OPERATING EARNINGS                                                     $71       $46        $53           $42        $42       $30
                                                                   ================================================================
NET INCOME RECONCILIATION
-------------------------
Operating earnings                                                     $71       $46        $53           $42        $42       $30
    Net investment-related gains (losses)                               (5)        0        (11)            2         (2)       (4)
    Minority interest - net investment-related gains (losses)            0         0          0             0          0         0
    Adjustments to net investment-related gains (losses)                 0         0          0             0          0         0
    Net investment-related gains (losses) tax benefit (provision)        2         0          4            (1)         1         1
                                                                   ----------------------------------------------------------------
Net investment-related gains (losses), net of income taxes              (3)        0         (7)            1         (1)       (3)
                                                                   ----------------------------------------------------------------
Net income                                                             $68       $46        $46           $43        $41       $27
                                                                   ================================================================


                                                                          For the Year-to-Date Period Ended
                                                                   -----------------------------------------------
                                                                   June 30,  December 31,  September 30,  June 30,
Auto & Home Operations                                               2004        2003           2003        2003
------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                     $1,471      $2,908         $2,168      $1,433
Investment income, net                                                  90         158            119          80
Other revenues                                                          15          32             23          13
                                                                   -----------------------------------------------
                                                                     1,576       3,098          2,310       1,526
                                                                   -----------------------------------------------
EXPENSES
Losses                                                                 859       1,810          1,363         898
Loss adjustment expense                                                172         330            241         163
Other expenses                                                         391         756            572         385
                                                                   -----------------------------------------------
                                                                     1,422       2,896          2,176       1,446
                                                                   -----------------------------------------------
Operating earnings before provision
       (benefit) for income taxes                                      154         202            134          80
Provision (benefit) for income taxes                                    37          35             20           8
                                                                   -----------------------------------------------
OPERATING EARNINGS                                                    $117        $167           $114         $72
                                                                   ===============================================
NET INCOME RECONCILIATION
--------------------------
Operating earnings                                                    $117        $167           $114         $72
    Net investment-related gains (losses)                               (5)        (15)            (4)         (6)
    Minority interest - net investment-related gains (losses)            0           0              0           0
    Adjustments to net investment-related gains (losses)                 0           0              0           0
    Net investment-related gains (losses) tax benefit (provision)        2           5              1           2
                                                                   -----------------------------------------------
Net investment-related gains (losses), net of income taxes              (3)        (10)            (3)         (4)
                                                                   -----------------------------------------------
Net income                                                            $114        $157           $111         $68
                                                                   ===============================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                         For the Three Months Ended
                                                                   ---------------------------------------------------------------
                                                                   June 30, March 31, December 31, September 30, June 30, March 31,
Auto                                                                 2004      2004       2003          2003       2003     2003
----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                      $538      $542       $545          $545       $535     $530
Investment income, net                                                 34        36         26            27         29       27
Other revenues                                                          5         6          5             7          7        6
                                                                   ---------------------------------------------------------------
                                                                      577       584        576           579        571      563
                                                                   ---------------------------------------------------------------
EXPENSES
Losses                                                                296       351        357           359        347      366
Loss adjustment expense                                                63        72         76            61         68       75
Other expenses                                                        135       139        126           131        131      143
                                                                   ---------------------------------------------------------------
                                                                      494       562        559           551        546      584
                                                                   ---------------------------------------------------------------
Operating earnings (loss) before provision
      (benefit) for income taxes                                       83        22         17            28         25      (21)
Provision (benefit) for income taxes                                   22         0         (2)            5          4      (17)
                                                                   ---------------------------------------------------------------
OPERATING EARNINGS (LOSS)                                             $61       $22        $19           $23        $21      ($4)
                                                                   ---------------------------------------------------------------

Net investment-related gains (losses), net of income taxes             (3)        0         (5)            0          0       (2)
                                                                   ---------------------------------------------------------------
Net income (loss)                                                     $58       $22        $14           $23        $21      ($6)
                                                                   ===============================================================


                                                                           For the Year-to-Date Period Ended
                                                                    -----------------------------------------------
                                                                    June 30,  December 31,  September 30,  June 30,
Auto                                                                  2004        2003          2003         2003
 ------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                     $1,080        $2,155         $1,610    $1,065
Investment income, net                                                  70           109             83        56
Other revenues                                                          11            25             20        13
                                                                   ---------------------------------------  -------
                                                                     1,161         2,289          1,713     1,134
                                                                   ------------------------------------------------
EXPENSES
Losses                                                                 647         1,429          1,072       713
Loss adjustment expense                                                135           280            204       143
Other expenses                                                         274           531            405       274
                                                                   ------------------------------------------------
                                                                     1,056         2,240          1,681     1,130
                                                                   ------------------------------------------------
Operating earnings (loss) before provision
      (benefit) for income taxes                                       105            49             32         4
Provision (benefit) for income taxes                                    22           (10)            (8)      (13)
                                                                   ------------------------------------------------
OPERATING EARNINGS (LOSS)                                              $83           $59            $40       $17
                                                                   ------------------------------------------------
Net investment-related gains (losses), net of income taxes              (3)           (7)            (2)       (2)
                                                                   ------------------------------------------------
Net income (loss)                                                      $80           $52            $38       $15
                                                                   ================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                   For the Three Months Ended
                                                             ----------------------------------------------------------------------
                                                              June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Homeowners                                                      2004      2004         2003           2003        2003      2003
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                  $185      $182         $183           $177        $173      $167
Investment income, net                                              9         9           11             12          10        10
Other revenues                                                      1         1            2              1           2         1
                                                             ----------------------------------------------------------------------
                                                                  195       192          196            190         185       178
                                                             ----------------------------------------------------------------------

EXPENSES
Losses                                                            106        89           82             95          96        76
Loss adjustment expense                                            19        18           12             16          13         8
Other expenses                                                     54        52           52             52          50        48
                                                             ----------------------------------------------------------------------
                                                                  179       159          146            163         159       132
                                                             ----------------------------------------------------------------------
Operating earnings before provision
      for income taxes                                             16        33           50             27          26        46
Provision for income taxes                                          4        11           16              8           6        14
                                                             ----------------------------------------------------------------------
OPERATING EARNINGS                                                $12       $22          $34            $19         $20       $32
                                                             ----------------------------------------------------------------------

Net investment-related gains (losses), net of income taxes          0         0           (2)             1          (1)       (1)
                                                             ----------------------------------------------------------------------
Net income                                                        $12       $22          $32            $20         $19       $31
                                                             ======================================================================

                                                                      For the Year-to-Date Period Ended
                                                             ---------------------------------------------------
                                                              June 30,   December 31,   September 30,   June 30,
Homeowners                                                      2004         2003            2003         2003
----------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                  $367         $700            $517         $340
Investment income, net                                             18           43              32           20
Other revenues                                                      2            6               4            3
                                                             ---------------------------------------------------
                                                                  387          749             553          363
                                                             ---------------------------------------------------

EXPENSES
Losses                                                           $195         $349            $267         $172
Loss adjustment expense                                            37           49              37           21
Other expenses                                                    106          202             150           98
                                                             ---------------------------------------------------
                                                                  338          600             454          291
                                                             ---------------------------------------------------
Operating earnings before provision
     for income taxes                                             $49         $149             $99          $72
Provision for income taxes                                         15           44              28           20
                                                             ---------------------------------------------------
OPERATING EARNINGS                                                $34         $105             $71          $52
                                                             ---------------------------------------------------

Net investment-related gains (losses), net of income taxes          0           (3)             (1)          (2)
                                                             ---------------------------------------------------
Net income                                                        $34         $102             $70          $50
                                                             ===================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
AUTO & HOME OPERATIONS
STATEMENTS OF OPERATING EARNINGS - PRODUCT LEVEL
UNAUDITED (DOLLARS IN MILLIONS)

                                                                                   For the Three Months Ended
                                                             ----------------------------------------------------------------------
                                                              June 30,  March 31,  December 31,  September 30,  June 30,  March 31,
Other                                                           2004      2004         2003           2003        2003      2003
-----------------------------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                   $11        $13         $12            $13         $13       $15
Investment income, net                                              1          1           2              0           2         2
Other revenues                                                      0          2           2              2          (5)        2
                                                             ----------------------------------------------------------------------
                                                                   12         16          16             15          10        19
                                                             ----------------------------------------------------------------------

EXPENSES
Losses                                                             11          6           8             11           3        10
Loss adjustment expense                                             0          0           1              1           0        (1)
Other expenses                                                      4          7           6              4           5         8
                                                             ----------------------------------------------------------------------
                                                                   15         13          15             16           8        17
                                                             ----------------------------------------------------------------------
Operating earnings (loss) before provision
      (benefit) for income taxes                                   (3)         3           1             (1)          2         2
Provision (benefit) for income taxes                               (1)         1           1             (1)          1         0
                                                             ----------------------------------------------------------------------
OPERATING EARNINGS                                                ($2)        $2          $0             $0          $1        $2
                                                             ----------------------------------------------------------------------

Net investment-related gains (losses), net of income taxes          0          0           0              0           0         0
                                                             ----------------------------------------------------------------------
Net income (loss)                                                 ($2)        $2          $0             $0          $1        $2
                                                             ======================================================================


                                                                     For the Year-to-Date Period Ended
                                                             ------------------------------------------------
                                                              June 30,  December 31,  September 30,  June 30,
Other                                                           2004        2003           2003        2003
-------------------------------------------------------------------------------------------------------------
REVENUES
Earned premiums                                                   $24         $53            $41         $28
Investment income, net                                              2           6              4           4
Other revenues                                                      2           1             (1)         (3)
                                                             ------------------------------------------------
                                                                   28          60             44          29
                                                             ------------------------------------------------
EXPENSES
Losses                                                            $17         $32            $24         $13
Loss adjustment expense                                             0           1              0          (1)
Other expenses                                                     11          23             17          13
                                                             ------------------------------------------------
                                                                   28          56             41          25
                                                             ------------------------------------------------
Operating earnings (loss) before provision
      (benefit) for income taxes                                   $0          $4             $3          $4
Provision (benefit) for income taxes                                0           1              0           1
                                                             ------------------------------------------------
OPERATING EARNINGS                                                 $0          $3             $3          $3
                                                             ------------------------------------------------

Net investment-related gains (losses), net of income taxes          0           0              0           0
                                                             ------------------------------------------------
Net income (loss)                                                  $0          $3             $3          $3
                                                             ================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

AUTO & HOME OPERATIONS
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION
AND SUPPLEMENTAL DATA

                                                                                  For the Three Months Ended
                                                         ---------------------------------------------------------------------------
                                                          June 30,   March 31,   December 31,   September 30,   June 30,   March 31,
Unaudited (Dollars in millions)                             2004       2004          2003            2003         2003       2003
------------------------------------------------------------------------------------------------------------------------------------
WRITTEN PREMIUMS BY PRODUCT
Preferred/Standard Automobile                                $521       $517          $514            $538         $524       $505
Non-Standard Automobile                                        19         21            21              23           23         24
Homeowners                                                    199        155           183             204          192        149
Other                                                           9         20             9              11           12         20
                                                         ---------------------------------------------------------------------------
Total                                                        $748       $713          $727            $776         $751       $698
                                                         ===========================================================================

SELECTED FINANCIAL INFORMATION AND
  SUPPLEMENTAL DATA

TOTAL AUTO & HOME
Loss and loss adjustment expense ratio                       67.5%      72.7%         72.2%           73.8%        73.2%      75.0%
Other expense ratio                                          25.6%      26.1%         25.1%           25.5%        25.6%      28.0%
                                                         ---------------------------------------------------------------------------
  Total combined ratio (1)                                   93.1%      98.8%         97.3%           99.3%        98.8%     103.0%
Effect of catastrophe losses                                  5.0%       2.3%          1.9%            3.4%         3.2%       1.8%
                                                         ---------------------------------------------------------------------------
Combined ratio excluding catastrophes                        88.1%      96.5%         95.4%           95.9%        95.6%     101.2%
                                                         ===========================================================================

AUTO
Loss and loss adjustment expense ratio                       66.9%      78.1%         79.3%           77.0%        77.5%      83.3%
Other expense ratio                                          24.3%      24.8%         23.5%           24.1%        24.2%      27.2%
                                                         ---------------------------------------------------------------------------
  Total combined ratio (1)                                   91.2%     102.9%        102.8%          101.1%       101.7%     110.5%
Effect of catastrophe losses                                  1.1%       0.1%          0.5%            0.2%         1.2%       0.2%
                                                         ---------------------------------------------------------------------------
Combined ratio excluding catastrophes                        90.1%     102.8%        102.3%          100.9%       100.5%     110.3%
                                                         ===========================================================================

HOMEOWNERS
Loss and loss adjustment expense ratio                       67.3%      58.7%         51.4%           62.3%        63.4%      50.2%
Other expense ratio                                          28.8%      28.2%         28.7%           29.3%        29.2%      28.5%
                                                         ---------------------------------------------------------------------------
  Total combined ratio (1)                                   96.1%      86.9%         80.1%           91.6%        92.6%      78.7%
Effect of catastrophe losses                                 16.6%       9.0%          6.3%           13.4%         9.7%       6.9%
                                                         ---------------------------------------------------------------------------
Combined ratio excluding catastrophes                        79.5%      77.9%         73.8%           78.2%        82.9%      71.8%
                                                         ===========================================================================

OTHER
Loss and loss adjustment expense ratio                      100.9%      44.6%         68.4%           99.5%        24.1%      57.7%
Other expense ratio                                          35.4%      50.7%         42.7%           34.2%        38.8%      52.0%
                                                         ---------------------------------------------------------------------------
  Total combined ratio (1)                                  136.3%      95.3%        111.1%          133.7%        62.9%     109.7%
Effect of catastrophe losses                                  0.0%       0.0%          0.0%            0.0%         0.0%       0.0%
                                                         ---------------------------------------------------------------------------
Combined ratio excluding catastrophes                       136.3%      95.3%        111.1%          133.7%        62.9%     109.7%
                                                         ===========================================================================

PRE-TAX CATASTROPHE LOSSES
Auto                                                           $6         $0            $3              $1           $7         $1
Homeowners                                                     31         16            12              24           17         12
Other                                                           0          0             0               0            0          0
                                                         ---------------------------------------------------------------------------
Total                                                         $37        $16           $15             $25          $24        $13
                                                         ===========================================================================

Catastrophe points on combined ratios                         5.0        2.3           1.9             3.4          3.2        1.8

(1) For the three months ended June 30, 2004 and March 31, 2004 the combined ratio reflects payment fees as a credit to Other Expenses, which resulted in a 0.7 and 0.8 of a percentage point decrease in the combined ratio for the periods ended, respectively. The decreases for Auto, Homeowners & Other were 0.8, 0.5 and 0.6 of a percentage point, respectively, for June 30, 2004 and 0.9, 0.5 and 0.4 of a percentage point, respectively, for March 31, 2004.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
INTERNATIONAL OPERATIONS
STATEMENTS OF OPERATING EARNINGS

                                                                          For the Three Months Ended
                                                   ------------------------------------------------------------------------
                                                   June 30,    March 31,   December 31, September 30, June 30,     March 31,
Unaudited (Dollars in millions)                      2004        2004         2003          2003       2003          2003
---------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                            $405         $412         $448         $445         $390         $395
Universal life and investment-type product
   policy fees                                        86           83           80           70           71           51
Investment income, net                               137          123          129          119          131          123
Other revenues                                         8            4           26           20           26            8
                                                    -----------------------------------------------------------------------
                                                     636          622          683          654          618          577
                                                    -----------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                  413          388          428          410          294          377
Interest credited to policyholder
   account balances                                   32           37           36           34           36           37
Capitalization of deferred policy
   acquisition costs                                 (93)         (71)         (90)         (72)         (59)         (66)
Amortization of deferred policy
   acquisition costs                                  36           31           73           41           77           34
Other expenses                                       194          172          204          187          177          153
                                                    -----------------------------------------------------------------------
                                                     582          557          651          600          525          535
                                                    -----------------------------------------------------------------------

Operating earnings before provision
   (benefit) for income taxes                         54           65           32           54           93           42
Provision (benefit) for income taxes                  13           21           (2)          17           (9)          14
                                                    -----------------------------------------------------------------------
OPERATING EARNINGS                                   $41          $44          $34          $37         $102(3)       $28
                                                    =======================================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings                                   $41          $44          $34          $37         $102          $28
   Net investment-related
      gains (losses)                                  (2)          26            0            8           (1)           0
   Minority interest - net investment-
      related gains (losses)                           0            0            0            0            0            0
   Adjustments to net investment-related
      gains (losses) (1)                              49            3           (3)           0            0            0
   Net investment-related gains (losses)
      tax benefit (provision)                        (18)          (7)           0            6           (3)           0
                                                    -----------------------------------------------------------------------
Net investment-related gains (losses),
   net of income taxes                                29           22           (3)          14           (4)           0
Cumulative effect of a change in accounting,
   net of income taxes (2)                             0          (30)           0            0            0            0
                                                    -----------------------------------------------------------------------
Net income                                           $70          $36          $31          $51          $98          $28
                                                    =======================================================================

                                                           For the Year-to-Date Period Ended
                                                  -------------------------------------------------
                                                  June 30,     December 31,  September 30,  June 30,
Unaudited (Dollars in millions)                     2004          2003           2003         2003
---------------------------------------------------------------------------------------------------
REVENUES
Premiums                                            $817          $1,678       $1,230         $785
Universal life and investment-type product
   policy fees                                       169             272          192          122
Investment income, net                               260             502          373          254
Other revenues                                        12              80           54           34
                                                  -------------------------------------------------
                                                   1,258           2,532        1,849        1,195
                                                  -------------------------------------------------

EXPENSES
Policyholder benefits and dividends                  801           1,509        1,081          671
Interest credited to policyholder
   account balances                                   69             143          107           73
Capitalization of deferred policy
   acquisition costs                                (164)           (287)        (197)        (125)
Amortization of deferred policy
   acquisition costs                                  67             225          152          111
Other expenses                                       366             721          517          330
                                                  -------------------------------------------------
                                                   1,139           2,311        1,660        1,060
                                                  -------------------------------------------------

Operating earnings before provision
   (benefit) for income taxes                        119             221          189          135
Provision (benefit) for income taxes                  34              20           22            5
                                                  -------------------------------------------------
OPERATING EARNINGS                                   $85            $201         $167         $130(3)
                                                  =================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings                                   $85            $201         $167         $130
   Net investment-related
      gains (losses)                                  24               7            7           (1)
   Minority interest - net investment-
      related gains (losses)                           0               0            0            0
   Adjustments to net investment-related
      gains (losses) (1)                              52              (3)           0            0
   Net investment-related gains (losses)
      tax benefit (provision)                        (25)              3            3           (3)
                                                  -------------------------------------------------
Net investment-related gains (losses),
   net of income taxes                                51               7           10           (4)
Cumulative effect of a change in accounting,
   net of income taxes (2)                           (30)              0            0            0
                                                  -------------------------------------------------
Net income                                          $106            $208         $177         $126
                                                  =================================================

(1) Adjustments to net investment-related gains (losses) include amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

(3) Operating earnings for the period ended June 30, 2003 includes $62 million of after-tax earnings from the merger of the Company's Mexican operations and a reduction in policyholder liabilities resulting from a change in reserve methodology.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
REINSURANCE OPERATIONS
STATEMENTS OF OPERATING EARNINGS

                                                                          For the Three Months Ended
                                                   ------------------------------------------------------------------------
                                                   June 30,    March 31,   December 31, September 30, June 30,     March 31,
Unaudited (Dollars in millions)                     2004         2004         2003          2003       2003          2003
---------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums, net                                       $807         $816         $949         $579         $588         $552
Investment income, net                               136          130          120          122          121          110
Other revenues                                        15           12           14           11           12           12
                                                   ------------------------------------------------------------------------
                                                     958          958        1,083          712          721          674
                                                   ------------------------------------------------------------------------

EXPENSES
Claims and other policy benefits                     651          659          788          470          466          433
Interest credited to policyholder
   account balances                                   52           51           49           47           45           43
Policy acquisition costs and other
   insurance expenses                                133          139          130          112          116          108
Other expenses                                        46           45           54           33           38           36
                                                   ------------------------------------------------------------------------
                                                     882          894        1,021          662          665          620
                                                   ------------------------------------------------------------------------

Operating earnings before provision
   for income taxes and minority interest             76           64           62           50           56           54
Provision for income taxes                            13            9           11            9           11           10
                                                   ------------------------------------------------------------------------
Operating earnings before minority interest           63           55           51           41           45           44

Elimination of minority interest, before tax          40           37           31           23           26           24
                                                   ------------------------------------------------------------------------
CONTRIBUTION TO METLIFE                              $23          $18          $20          $18          $19          $20
                                                   ========================================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings                                   $23          $18          $20          $18          $19          $20
   Net investment-related gains (losses)              32           21           25            5            5           (4)
   Minority interest - net investment-
      related gains (losses)                          (8)          (8)          (9)          (2)          (2)           4
   Adjustments to net investment-related
      gains (losses) (1)                             (13)          (4)           0            0            0            0
   Net investment-related gains (losses)
      tax benefit (provision)                         (4)          (3)          (5)          (2)           0            0
                                                   ------------------------------------------------------------------------
Net investment-related gains (losses),
   net of income taxes                                 7            6           11            1            3            0
Cumulative effect of a change in accounting,
   net of income taxes (2)                             0            3            0            0            0            0
                                                   ------------------------------------------------------------------------
Net income                                           $30          $27          $31          $19          $22          $20
                                                   ========================================================================

                                                         For the Year-to-Date Period Ended
                                                  -----------------------------------------------
                                                  June 30,   December 31,  September 30,  June 30,
Unaudited (Dollars in millions)                     2004        2003          2003          2003
-------------------------------------------------------------------------------------------------
REVENUES
Premiums, net                                     $1,623       $2,668       $1,719       $1,140
Investment income, net                               266          473          353          231
Other revenues                                        27           49           35           24
                                                  -----------------------------------------------
                                                   1,916        3,190        2,107        1,395
                                                  -----------------------------------------------

EXPENSES
Claims and other policy benefits                   1,310        2,157        1,369          899
Interest credited to policyholder
   account balances                                  103          184          135           88
Policy acquisition costs and other
   insurance expenses                                272          466          336          224
Other expenses                                        91          161          107           74
                                                  -----------------------------------------------
                                                   1,776        2,968        1,947        1,285
                                                  -----------------------------------------------

Operating earnings before provision
   for income taxes and minority interest            140          222          160          110
Provision for income taxes                            22           41           30           21
                                                  -----------------------------------------------
Operating earnings before minority interest          118          181          130           89

Elimination of minority interest, before tax          77          104           73           50
                                                  -----------------------------------------------
CONTRIBUTION TO METLIFE                              $41          $77          $57          $39
                                                  ===============================================

NET INCOME RECONCILIATION
------------------------
Operating earnings                                   $41          $77          $57          $39
   Net investment-related gains (losses)              53           31            6            1
   Minority interest - net investment-
      related gains (losses)                         (16)          (9)           0            2
   Adjustments to net investment-related
      gains (losses) (1)                             (17)           0            0            0
   Net investment-related gains (losses)
      tax benefit (provision)                         (7)          (7)          (2)           0
                                                  -----------------------------------------------
Net investment-related gains (losses),
   net of income taxes                                13           15            4            3
Cumulative effect of a change in accounting,
   net of income taxes (2)                             3            0            0            0
                                                  -----------------------------------------------
Net income                                           $57          $92          $61          $42
                                                  ===============================================

(1) Adjustments to net investment-related gains (losses) include amortization of deferred policy acquisition costs.

(2) The cumulative effect of a change in accounting, net of income taxes, for the period ended March 31, 2004, is in accordance with AICPA Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
REINSURANCE OPERATIONS
PRE-TAX AND PRE-MINORITY INTEREST OPERATING
EARNINGS BY REGION AND RESERVES BY REGION

                                                                               For the Three Months Ended
                                                   -------------------------------------------------------------------------------
                                                    June 30,     March 31,   December 31,   September 30,  June 30,      March 31,
Unaudited (Dollars in millions)                       2004         2004         2003            2003         2003          2003
----------------------------------------------------------------------------------------------------------------------------------
PRE-TAX AND PRE-MINORITY INTEREST
   OPERATING EARNINGS BY REGION
United States                                          $60           $52           $52           $38           $49           $45
Canada                                                  15            16            14            13            12            11
Latin America                                            0             0             0             0             0             0
Asia-Pacific                                             5             6             7             7             4             2
Other international markets                             11             3             8             3             3             2
Corporate                                              (15)          (13)          (19)          (11)          (12)           (6)
                                                   -------------------------------------------------------------------------------
   Total pre-tax and pre-minority interest
      operating earnings                               $76           $64           $62           $50           $56           $54
                                                   ===============================================================================

POLICY BENEFITS AND INTEREST
   SENSITIVE CONTRACT LIABILITIES BY REGION
Traditional U.S.                                    $4,385        $4,636        $4,386        $3,743        $3,721        $3,653
Asset intensive                                      3,645         3,343         3,201         3,029         2,918         2,718
Other                                                  125           120           112           113           110           112
                                                   -------------------------------------------------------------------------------
   Total U.S.                                        8,155         8,099         7,699         6,885         6,749         6,483
                                                   -------------------------------------------------------------------------------

Canada                                               1,167         1,151         1,270         1,049         1,049           972
Latin America                                            0             0             0             0             0             0
Asia-Pacific                                           357           420           409           376           344           302
Other international markets                            497           499           405           368           316           271
                                                   -------------------------------------------------------------------------------
   Total International                               2,021         2,070         2,084         1,793         1,709         1,545
                                                   -------------------------------------------------------------------------------

Total policy benefits and interest sensitive
   contract liabilities                            $10,176       $10,169        $9,783        $8,678        $8,458        $8,028
                                                   ===============================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
ASSET MANAGEMENT OPERATIONS
STATEMENTS OF OPERATING EARNINGS
UNAUDITED (DOLLARS IN MILLIONS)


                                                                          For the Three Months Ended
                                                   ------------------------------------------------------------------------
                                                   June 30,    March 31,   December 31, September 30, June 30,     March 31,
Asset Management Operations                          2004        2004         2003          2003       2003          2003
---------------------------------------------------------------------------------------------------------------------------
REVENUES
Investment and advisory service fees
   Mutual funds                                      $23          $22          $20          $20          $17          $16
   MetLife and affiliates separately managed
      accounts                                         9            9            9            9            9            9
   Third party client separate accounts               44           13           16           13           16           10
Other revenues                                        15           14           13           11           11           10
                                                   ------------------------------------------------------------------------
                                                      91           58           58           53           53           45
                                                   ------------------------------------------------------------------------

EXPENSES
Employee compensation and benefits                    36           21           22           21           20           22
Promoting and servicing                               12            8           11            6            7            7
General and administrative                            17           20           15           20           17           14
                                                   ------------------------------------------------------------------------
                                                      65           49           48           47           44           43
                                                   ------------------------------------------------------------------------

Operating earnings before provision for
   income taxes                                       26            9           10            6            9            2
Provision for income taxes                            10            4            4            2            4            1
                                                   ------------------------------------------------------------------------
OPERATING EARNINGS                                   $16           $5           $6           $4           $5           $1
                                                   ========================================================================

NET INCOME RECONCILIATION
-------------------------
Operating earnings                                   $16           $5           $6           $4           $5           $1
   Net investment-related gains (losses)               0            0           (1)           2            0            8
   Minority interest - net investment-related gains
      (losses)                                         0            0            0            0            0            0
   Adjustments to net investment-related gains
      (losses)                                         0            0            0            0            0            0
   Net investment-related gains (losses)
      tax benefit (provision)                          0            0            0            0            0           (3)
                                                   ------------------------------------------------------------------------
Net investment-related gains (losses),
   net of income taxes                                 0            0           (1)           2            0            5
                                                   ------------------------------------------------------------------------
Net income                                           $16           $5           $5           $6           $5           $6
                                                   ========================================================================



                                                           For the Year-to-Date Period Ended
                                                  -------------------------------------------------
                                                  June 30,     December 31,  September 30,  June 30,
Asset Management Operations                         2004         2003           2003         2003
---------------------------------------------------------------------------------------------------
REVENUES
Investment and advisory service fees
   Mutual funds                                      $45          $73          $53          $33
   MetLife and affiliates separately managed
      accounts                                        18           36           27           18
   Third party client separate accounts               57           55           39           26
Other revenues                                        29           45           32           21
                                                  -------------------------------------------------
                                                     149          209          151           98
                                                  -------------------------------------------------

EXPENSES
Employee compensation and benefits                    57           85           63           42
Promoting and servicing                               20           31           20           14
General and administrative                            37           66           51           31
                                                  -------------------------------------------------
                                                     114          182          134           87
                                                  -------------------------------------------------

Operating earnings before provision for
   income taxes                                       35           27           17           11
Provision for income taxes                            14           11            7            5
                                                  -------------------------------------------------
OPERATING EARNINGS                                   $21          $16          $10           $6
                                                  =================================================

NET INCOME RECONCILIATION
------------------------
Operating earnings                                   $21          $16          $10           $6
   Net investment-related gains (losses)               0            9           10            8
   Minority interest - net investment-related gains
      (losses)                                         0            0            0            0
   Adjustments to net investment-related gains
      (losses)                                         0            0            0            0
   Net investment-related gains (losses)
      tax benefit (provision)                          0           (3)          (3)          (3)
                                                  -------------------------------------------------
Net investment-related gains (losses),
   net of income taxes                                 0            6            7            5
                                                  -------------------------------------------------
Net income                                           $21          $22          $17          $11
                                                  ==================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

ASSET MANAGEMENT OPERATIONS
CHANGE IN ASSETS UNDER MANAGEMENT AND
COMPOSITION OF ASSETS UNDER MANAGEMENT

                                                                       At or for the Three Months Ended
                                              -----------------------------------------------------------------------------------
                                              June 30,      March 31,     December 31,  September 30,    June 30,       March 31,
Unaudited (Dollars in millions)                2004           2004           2003          2003            2003           2003
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN ASSETS

Beginning assets                              $50,443        $47,518        $45,711        $46,130        $43,552        $44,577
Contributions                                   3,266          3,183          1,983          1,190          1,564          1,004
Redemptions                                    (1,713)        (1,798)        (2,215)        (2,039)        (2,040)        (2,063)
Market appreciation                              (269)         1,540          2,039            430          3,054             34
                                              -----------------------------------------------------------------------------------
Ending Carrying Value                         $51,727        $50,443        $47,518        $45,711        $46,130        $43,552
                                              ===================================================================================

ASSETS UNDER MANAGEMENT

STATE STREET RESEARCH
MetLife Separate Account                      $16,695        $17,307        $16,762        $17,244        $17,499        $17,160
MetLife Retail Funds                            7,958          7,394          7,362          6,894          6,759          5,618
Third Party Individual and Retail Funds        10,112          9,819          9,255          8,140          7,854          6,966
Third Party Institutional                      16,962         15,923         14,139         13,433         14,018         13,808
                                              -----------------------------------------------------------------------------------
   Total State Street Research                $51,727        $50,443        $47,518        $45,711        $46,130        $43,552
                                              ===================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

CORPORATE, OTHER & ELIMINATIONS
STATEMENTS OF OPERATING EARNINGS

                                                                          For the Three Months Ended
                                                   ------------------------------------------------------------------------
                                                   June 30,    March 31,   December 31, September 30, June 30,     March 31,
Unaudited (Dollars in millions)                      2004        2004         2003          2003       2003          2003
---------------------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                             ($4)         ($1)         ($5)         ($4)         ($5)         ($4)
Universal life and investment-type product
   policy fees                                         0            0            0            0            0            0
Investment income, net                               145           67           77           64           42           69
Other revenues                                        (7)           7           (6)          18           15           12
                                                   ------------------------------------------------------------------------
                                                     134           73           66           78           52           77
                                                   ------------------------------------------------------------------------

EXPENSES
Policyholder benefits and dividends                    2            2            0            2            0            2
Interest credited to policyholder
   account balances                                    0            0            0            0            0            0
Interest expense                                      88           78           91           77           88           94
Other expenses                                        82           38           21          (30)         (65)          24
                                                   ------------------------------------------------------------------------
                                                     172          118          112           49           23          120
                                                   ------------------------------------------------------------------------

Operating earnings before (benefit)
   provision for income taxes                        (38)         (45)         (46)          29           29          (43)
Benefit for income taxes                             (28)         (27)         (48)         (51)         (12)         (31)
                                                   ------------------------------------------------------------------------
OPERATING EARNINGS (LOSS)                           ($10)(2)     ($18)          $2          $80(3)       $41(4)      ($12)
                                                   ========================================================================

NET INCOME (LOSS) RECONCILIATION
--------------------------------
Operating earnings (loss)                           ($10)        ($18)          $2          $80          $41         ($12)
   Net investment-related gains (losses)              83            4          420          (32)         (36)         (33)
   Minority interest-net investment-related gains
        (losses)                                       0            0            0            0            0            0
   Adjustments to net investment-related
      gains (losses) (1)                               0            0          (48)           0            0            0
   Net investment-related gains (losses)
      tax benefit (provision)                        (31)          (2)        (140)          25           11           10
                                                   ------------------------------------------------------------------------
Net investment-related gains (losses),
   net of income taxes                                52            2          232           (7)         (25)         (23)
Cumulative effect of a change in accounting,
   net of income taxes                                 0           (1)           0            0            0            0
                                                   ------------------------------------------------------------------------
Net income (loss)                                    $42         ($17)        $234          $73          $16         ($35)
                                                   ========================================================================

                                                           For the Year-to-Date Period Ended
                                                  -------------------------------------------------
                                                  June 30,     December 31,  September 30,  June 30,
Unaudited (Dollars in millions)                     2004          2003           2003         2003
---------------------------------------------------------------------------------------------------
REVENUES
Premiums                                             ($5)        ($18)        ($13)         ($9)
Universal life and investment-type product
   policy fees                                         0            0            0            0
Investment income, net                               212          252          175          111
Other revenues                                         0           39           45           27
                                                  -------------------------------------------------
                                                     207          273          207          129
                                                  -------------------------------------------------

EXPENSES
Policyholder benefits and dividends                    4            4            4            2
Interest credited to policyholder
   account balances                                    0            0            0            0
Interest expense                                     166          350          259          182
Other expenses                                       120          (50)         (71)         (41)
                                                  -------------------------------------------------
                                                     290          304          192          143
                                                  -------------------------------------------------

Operating earnings before (benefit)
   provision for income taxes                        (83)         (31)          15          (14)
Benefit for income taxes                             (55)        (142)         (94)         (43)
                                                  -------------------------------------------------
OPERATING EARNINGS (LOSS)                           ($28)(2)     $111         $109(3)       $29(4)
                                                  =================================================

NET INCOME (LOSS) RECONCILIATION
--------------------------------
Operating earnings (loss)                           ($28)        $111         $109          $29
   Net investment-related gains (losses)              87          319         (101)         (69)
   Minority interest-net investment-related gains
        (losses)                                       0            0            0            0
   Adjustments to net investment-related
      gains (losses) (1)                               0          (48)           0            0
   Net investment-related gains (losses)
      tax benefit (provision)                        (33)         (94)          46           21
                                                  -------------------------------------------------
Net investment-related gains (losses),
   net of income taxes                                54          177          (55)         (48)
Cumulative effect of a change in accounting,
   net of income taxes                                (1)           0            0            0
                                                  -------------------------------------------------
Net income (loss)                                    $25         $288          $54         ($19)
                                                  =================================================

(1) Adjustments to net investment-related gains (losses) include amounts allocable to certain participating contracts.

(2) Operating earnings for the period ended June 30, 2004 includes a $32 million after-tax charge from a contribution to the MetLife Foundation made by Metropolitan Life Insurance Company.

(3) Operating earnings for the period ended September 30, 2003 includes a $28 million after-tax benefit from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement and a $36 million benefit from a revision of the estimate of income taxes for 2002.

(4) Operating earnings for the period ended June 30, 2003 includes a $64 million after-tax benefit from a reduction of a previously established liability related to the Company's race-conscious underwriting settlement.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                                     At or for the Three Months Ended
                                         ----------------------------------------------------------------------------------------
                                         June 30,        March 31,     December 31,    September 30,     June 30,        March 31,
Unaudited (Dollars in millions)            2004            2004             2003            2003           2003            2003
---------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (1)
Yield (2)                                    6.64%           6.62%           6.92%           6.83%           6.87%           7.01%
Income                                     $2,291          $2,232          $2,245          $2,140          $2,073          $2,044
Investment-related gains (losses)             ($3)            $34           ($183)           ($23)           ($43)          ($149)
Ending Carrying Value                    $170,192        $174,100        $167,752        $159,940        $158,822        $144,341

MORTGAGE LOANS
Yield (3)                                    6.83%           6.81%           7.61%           7.37%           7.50%           7.51%
Income                                       $468            $449            $493            $468            $472            $470
Investment-related gains (losses)              $0              $0              $2            ($36)            ($8)           ($14)
Ending Carrying Value                     $28,118         $26,562         $26,249         $25,535         $25,289         $25,046

REAL ESTATE AND REAL ESTATE
   JOINT VENTURES
Yield (3)                                   13.36%          11.85%          11.06%          10.14%          11.20%          11.16%
Income (4)                                   $148            $139            $137            $124            $125            $127
Investment-related gains
   (losses) (5)                              $133             $21            $344             $10             ($6)            $92
Ending Carrying Value                      $4,154          $4,699          $4,680          $5,255          $4,491          $4,475

POLICY LOANS
Yield (3)                                    6.13%           6.12%           6.15%           6.54%           6.46%           6.47%
Income                                       $134            $134            $135            $141            $139            $139
Ending Carrying Value                      $8,766          $8,758          $8,749          $8,668          $8,627          $8,615

EQUITY SECURITIES AND OTHER
   LIMITED PARTNERSHIP
   INTERESTS (1)
Yield (3)                                   10.27%           3.03%           3.80%          (1.26%)          3.62%           6.11%
Income                                       $100             $29             $36            ($11)            $32             $54
Investment-related gains (losses)             $87              $0             $33             ($6)             $1            ($71)
Ending Carrying Value                      $4,549          $4,305          $4,198          $4,218          $4,117          $3,867

CASH AND SHORT-TERM
   INVESTMENTS (1)
Yield (3)                                    2.37%           2.67%           1.67%           1.95%           2.23%           4.57%
Income                                        $30             $30             $24             $35             $42             $64
Investment-related gains (losses)              $0              $0              $5              $0              $0             ($4)
Ending Carrying Value                      $6,548          $5,144          $5,559          $8,090          $8,354          $8,126

OTHER INVESTED ASSETS (6)
Yield (3)                                    5.10%           5.60%           7.78%           9.32%           8.47%           8.45%
Income                                        $55             $57             $74             $84             $69             $63
Investment-related gains (losses)             $51             $82             $76            ($57)             $2             $14
Ending Carrying Value                      $5,119          $5,094          $4,645          $4,617          $4,261          $3,948

TOTAL INVESTMENTS
Gross investment income yield                6.73%           6.57%           6.88%           6.66%           6.82%           7.10%
Investment fees and expenses
   yield                                   (0.13%)         (0.14%)         (0.16%)         (0.15%)         (0.14%)         (0.15%)
                                         ----------------------------------------------------------------------------------------
NET INVESTMENT INCOME YIELD                  6.60%           6.43%           6.72%           6.51%           6.68%           6.95%
                                         ========================================================================================

Gross investment income                    $3,226          $3,070          $3,144          $2,981          $2,952          $2,961
Investment fees and expenses                  (61)            (64)            (74)            (67)            (63)            (62)
                                         ----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                      $3,165          $3,006          $3,070          $2,914          $2,889          $2,899
                                         ========================================================================================
Ending Carrying Value                    $227,446        $228,662        $221,832        $216,323        $213,961        $198,418
                                         ========================================================================================

Gross investment gains (7)                   $411            $243            $564            $153            $137            $221
Gross investment losses (7)                  (126)            (85)           (280)           (106)            (85)            (89)
Writedowns                                    (77)            (12)            (73)            (89)           (103)           (268)
                                         ----------------------------------------------------------------------------------------
Subtotal                                      208             146             211             (42)            (51)           (136)
Derivative instruments not
   qualifying for hedge
   accounting (7)                             (51)            (23)            (72)           (109)             (3)            (34)
                                         ----------------------------------------------------------------------------------------
NET INVESTMENT-RELATED GAINS
   (LOSSES)                                   157             123             139            (151)            (54)           (170)
Adjustments to net
   investment-related gains
   (losses)(7)(8)                             111              14             138              39               0              38
Minority interest - net
   investment-related gains
   (losses)                                    (8)             (8)             (9)             (2)             (2)              4
Net investment-related gains
   (losses) tax benefit
   (provision)                                (86)            (44)           (106)             72              16              44
                                         ----------------------------------------------------------------------------------------
NET INVESTMENT-RELATED GAINS
   (LOSSES), NET OF INCOME TAXES             $174             $85            $162            ($42)           ($40)           ($84)
                                         ========================================================================================

(1) Included in ending assets, investment income and investment-related gains (losses) is $2,290 million, $22 million, and $55 million, respectively, related to the consolidation of separate accounts under SOP 03-1 for the three months ended June 30, 2004.

(2) The fixed maturity yield is annualized and is based on quarterly average amortized cost.

(3)   Yields are annualized and based on quarterly average carrying values.

(4) Included in income from real estate and real estate joint ventures is $25 million, $18 million, $23 million, $23 million, $12 million, and $18 million related to discontinued operations for the three months ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30,
      2003, and March 31, 2003, respectively.

(5) Included in investment-related gains (losses) from real estate and real estate joint ventures is $131 million, $21 million, $323 million, $7 million, $0 million, and $90 million related to discontinued operations for the three months ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and March 31, 2003, respectively.

(6) Included in invested income from other invested assets are scheduled settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $22 million, $14 million, $29 million, $35 million, $12 million, and $8 million for the three months ended June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30,
      2003, and March 31, 2003, respectively. These amounts are excluded from net investment-related gains (losses) in other invested assets.

(7) Certain amounts in prior periods presented have been reclassified/restated to conform with current period presentation.

(8) Adjustments to net investment-related gains (losses) include amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------
METLIFE, INC.
INVESTMENT RESULTS
BY ASSET CATEGORY AND
ANNUALIZED YIELDS

                                                               At or for the Year-to-date
                                         ----------------------------------------------------------------------------------------
                                         June 30,        March 31,     December 31,    September 30,     June 30,        March 31,
Unaudited (Dollars in millions)            2004            2004            2003            2003            2003            2003
---------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (1)
Yield (2)                                    6.64%           6.62%           6.89%           6.89%           6.91%           7.01%
Income                                     $4,523          $2,232          $8,502          $6,257          $4,117          $2,044
Investment-related gains (losses)             $31             $34           ($398)          ($215)          ($192)          ($149)
Ending Carrying Value                    $170,192        $174,100        $167,752        $159,940        $158,822        $144,341

MORTGAGE LOANS
Yield (3)                                    6.80%           6.81%           7.48%           7.45%           7.50%           7.51%
Income                                       $917            $449          $1,903          $1,410            $942            $470
Investment-related gains (losses)              $0              $0            ($56)           ($58)           ($22)           ($14)
Ending Carrying Value                     $28,118         $26,562         $26,249         $25,535         $25,289         $25,046

REAL ESTATE AND REAL ESTATE
   JOINT VENTURES
Yield (3)                                   12.71%          11.85%          10.90%          10.63%          11.14%          11.16%
Income (4)                                   $287            $139            $513            $376            $252            $127
Investment-related gains
   (losses) (5)                              $154             $21            $440             $96             $86             $92
Ending Carrying Value                      $4,154          $4,699          $4,680          $5,255          $4,491          $4,475

POLICY LOANS
Yield (3)                                    6.12%           6.12%           6.40%           6.49%           6.47%           6.47%
Income                                       $268            $134            $554            $419            $278            $139
Ending Carrying Value                      $8,766          $8,758          $8,749          $8,668          $8,627          $8,615

EQUITY SECURITIES AND OTHER
   LIMITED PARTNERSHIP
   INTERESTS (1)
Yield (3)                                    6.70%           3.03%           3.02%           2.73%           4.80%           6.11%
Income                                       $129             $29            $111             $75             $86             $54
Investment-related gains (losses)             $87              $0            ($43)           ($76)           ($70)           ($71)
Ending Carrying Value                      $4,549          $4,305          $4,198          $4,218          $4,117          $3,867

CASH AND SHORT-TERM
   INVESTMENTS (1)
Yield (3)                                    2.45%           2.67%           2.73%           2.93%           3.40%           4.57%
Income                                        $60             $30            $165            $141            $106             $64
Investment-related gains (losses)              $0              $0              $1             ($4)            ($4)            ($4)
Ending Carrying Value                      $6,548          $5,144          $5,559          $8,090          $8,354          $8,126

OTHER INVESTED ASSETS (6)
Yield (3)                                    5.39%           5.60%           8.53%           8.75%           8.43%           8.45%
Income                                       $112             $57            $290            $216            $132             $63
Investment-related gains (losses)            $133             $82             $35            ($41)            $16             $14
Ending Carrying Value                      $5,119          $5,094          $4,645          $4,617          $4,261          $3,948

TOTAL INVESTMENTS
Gross investment income yield                6.65%           6.57%           6.86%           6.85%           6.94%           7.10%
Investment fees and expenses
   yield                                    (0.13%)         (0.14%)         (0.15%)         (0.15%)         (0.15%)         (0.15%)
                                         ----------------------------------------------------------------------------------------
NET INVESTMENT INCOME YIELD                  6.52%           6.43%           6.71%           6.70%           6.79%           6.95%
                                         ========================================================================================

Gross investment income                    $6,296          $3,070         $12,038          $8,894          $5,913          $2,961
Investment fees and expenses                 (125)            (64)           (266)           (192)           (125)            (62)
                                         ----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                      $6,171          $3,006         $11,772          $8,702          $5,788          $2,899
                                         ========================================================================================
Ending Carrying Value                    $227,446        $228,662        $221,832        $216,323        $213,961        $198,418
                                         ========================================================================================

Gross investment gains (7)                   $654            $243          $1,075            $511            $358            $221
Gross investment losses (7)                  (211)            (85)           (560)           (280)           (174)            (89)
Writedowns                                    (89)            (12)           (533)           (460)           (371)           (268)
                                         ----------------------------------------------------------------------------------------
Subtotal                                      354             146             (18)           (229)           (187)           (136)
Derivative instruments not
   qualifying for hedge
   accounting (7)                             (74)            (23)           (218)           (146)            (37)            (34)
                                         ----------------------------------------------------------------------------------------
NET INVESTMENT-RELATED GAINS
   (LOSSES)                                   280             123            (236)           (375)           (224)           (170)
Adjustments to net
   investment-related gains
   (losses) (7) (8)                           125              14             215              77              38              38
Minority interest - net
   investment-related gains
   (losses)                                   (16)             (8)             (9)              0               2               4
Net investment-related gains
   (losses) tax benefit
   (provision)                               (130)            (44)             26             132              60              44
                                         ----------------------------------------------------------------------------------------
NET INVESTMENT-RELATED GAINS
   (LOSSES), NET OF INCOME TAXES             $259             $85             ($4)          ($166)          ($124)           ($84)
                                         ========================================================================================

(1) Included in ending assets, investment income and investment-related gains (losses) is $2,290 million, $42 million, and $56 million, respectively, related to the consolidation of separate accounts under SOP 03-1 for year-to-date June 30, 2004.

(2) The fixed maturity yield is annualized and is based on quarterly average amortized cost.

(3)   Yields are annualized and based on year-to-date average carrying values.

(4) Included in income from real estate and real estate joint ventures is $43 million, $18 million, $76 million, $53 million, $30 million, and $18 million related to discontinued operations for year-to-date June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and
      March 31, 2003, respectively.

(5) Included in investment-related gains (losses) from real estate and real estate joint ventures is $152 million, $21 million, $420 million, $97 million, $90 million, and $90 million related to discontinued operations for year-to-date June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and March 31, 2003, respectively.

(6) Included in invested income from other invested assets are scheduled settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of $36 million, $14 million, $84 million, $55 million, $20 million, and $8 million for year-to-date June 30, 2004, March 31, 2004, December 31, 2003, September 30, 2003, June 30, 2003, and
      March 31, 2003, respectively. These amounts are excluded from net investment-related gains (losses) in other invested assets.


(7) Certain amounts in prior periods presented have been reclassified/restated to conform with current period presentation.

(8) Adjustments to net investment-related gains (losses) include amortization of deferred policy acquisition costs, adjustments to the policyholder dividend obligation, and amounts allocable to certain participating contracts.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
GROSS UNREALIZED LOSSES AGING SCHEDULE
FIXED MATURITIES

                                           At June 30, 2004        At March 31, 2004     At December 31, 2003
                                         ---------------------------------------------------------------------
Unaudited (Dollars in millions)          Amount    % of Total    Amount    % of Total    Amount    % of Total
--------------------------------------------------------------------------------------------------------------
Less than 20%                            $1,735          96.6%     $364          86.3%     $677          91.1%
20% or more for less than six months         47           2.6%       52          12.3%       22           3.0%
20% or more for six months or greater        15           0.8%        6           1.4%       44           5.9%
                                         ---------------------------------------------------------------------
   Total Gross Unrealized Losses         $1,797         100.0%     $422         100.0%     $743         100.0%
                                         =====================================================================

                                         At September 30, 2003     At June 30, 2003        At March 31, 2003
                                         ---------------------------------------------------------------------
Unaudited (Dollars in millions)          Amount    % of Total    Amount    % of Total    Amount    % of Total
--------------------------------------------------------------------------------------------------------------
Less than 20%                              $826          83.4%     $612          76.8%     $767          60.8%
20% or more for less than six months         82           8.3%       74           9.3%      216          17.1%
20% or more for six months or greater        82           8.3%      111          13.9%      279          22.1%
                                         ---------------------------------------------------------------------
   Total Gross Unrealized Losses           $990         100.0%     $797         100.0%   $1,262         100.0%
                                         =====================================================================

GROSS UNREALIZED LOSSES AGING SCHEDULE
EQUITY SECURITIES

                                           At June 30, 2004        At March 31, 2004     At December 31, 2003
                                         ---------------------------------------------------------------------
Unaudited (Dollars in millions)          Amount    % of Total    Amount    % of Total    Amount    % of Total
--------------------------------------------------------------------------------------------------------------
Less than 20%                               $13          44.8%       $5          45.5%       $6         100.0%
20% or more for less than six months         16          55.2%        6          54.5%        0           0.0%
20% or more for six months or greater         0           0.0%        0           0.0%        0           0.0%
                                         ---------------------------------------------------------------------
   Total Gross Unrealized Losses            $29         100.0%      $11         100.0%       $6         100.0%
                                         =====================================================================

                                         At September 30, 2003     At June 30, 2003        At March 31, 2003
                                         ---------------------------------------------------------------------
Unaudited (Dollars in millions)          Amount    % of Total    Amount    % of Total    Amount    % of Total
--------------------------------------------------------------------------------------------------------------
Less than 20%                                $5         100.0%       $8          88.9%      $39          30.0%
20% or more for less than six months          0           0.0%        1          11.1%       91          70.0%
20% or more for six months or greater         0           0.0%        0           0.0%        0           0.0%
                                         ---------------------------------------------------------------------
   Total Gross Unrealized Losses             $5         100.0%       $9         100.0%     $130         100.0%
                                         =====================================================================

The Company's review of its fixed maturities and equity securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below amortized cost by 20% or more for less than six months; and (iii) securities where the estimated value had declined and remained below amortized cost by 20% or more for six months or greater.

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
SUMMARY OF FIXED MATURITIES
BY SECTOR AND QUALITY DISTRIBUTION

                                            At June 30, 2004         At March 31, 2004        At December 31, 2003
                                         ---------------------------------------------------------------------------
Unaudited (Dollars in millions)            Amount    % of Total      Amount    % of Total      Amount    % of Total
--------------------------------------------------------------------------------------------------------------------

US treasuries/agencies                    $16,664           9.8%    $17,065           9.8%    $15,945           9.5%
State & political subdivisions              3,675           2.2%      3,580           2.0%      3,349           2.0%
Corporate bonds                            60,619          35.6%     63,215          36.3%     60,391          36.0%
Foreign government securities               8,019           4.7%      8,444           4.8%      8,764           5.2%
Foreign corporates                         24,732          14.5%     24,654          14.2%     23,842          14.2%
Mortgage-backed securities                 30,698          18.0%     31,825          18.3%     31,454          18.8%
Commercial mortgage-backed securities      12,019           7.1%     11,955           6.9%     11,031           6.6%
Asset-backed securities                    12,444           7.3%     12,327           7.1%     11,863           7.1%
Other fixed income assets                     780           0.5%        491           0.3%        576           0.3%
                                         ---------------------------------------------------------------------------
   Total                                  169,650          99.7%    173,556          99.7%    167,215          99.7%
Redeemable preferred stock                    542           0.3%        544           0.3%        537           0.3%
                                         ---------------------------------------------------------------------------
Total Fixed Maturities                   $170,192         100.0%   $174,100         100.0%   $167,752         100.0%
                                         ===========================================================================

NAIC           RATING AGENCY
RATING (1)     EQUIVALENT DESIGNATION
1              Aaa/Aa/A                  $113,607          66.8%   $116,165          66.7%   $112,333          67.0%
2              Baa                         43,829          25.8%     44,842          25.8%     42,057          25.0%
3              Ba                           7,334           4.3%      7,731           4.4%      8,011           4.8%
4              B                            4,086           2.4%      3,929           2.3%      3,814           2.3%
5              Caa and lower                  583           0.3%        700           0.4%        629           0.4%
6              In or near default             211           0.1%        189           0.1%        371           0.2%
                                         ---------------------------------------------------------------------------
   Total                                  169,650          99.7%    173,556          99.7%    167,215          99.7%
Redeemable preferred stock                    542           0.3%        544           0.3%        537           0.3%
                                         ---------------------------------------------------------------------------
Total Fixed Maturities                   $170,192         100.0%   $174,100         100.0%   $167,752         100.0%
                                         ===========================================================================

                                         At September 30, 2003        At June 30, 2003         At March 31, 2003
                                         ---------------------------------------------------------------------------
Unaudited (Dollars in millions)            Amount    % of Total      Amount    % of Total      Amount    % of Total
--------------------------------------------------------------------------------------------------------------------

US treasuries/agencies                    $14,730           9.2%    $13,992           8.8%    $12,489           8.7%
State & political subdivisions              3,276           2.0%      3,022           1.9%      2,683           1.8%
Corporate bonds                            57,746          36.1%     56,548          35.6%     52,167          36.1%
Foreign government securities               9,027           5.7%      8,938           5.6%      8,374           5.8%
Foreign corporates                         21,787          13.6%     22,030          13.9%     19,542          13.5%
Mortgage-backed securities                 31,831          19.9%     33,166          20.9%     30,260          21.0%
Commercial mortgage-backed securities       9,318           5.8%      8,649           5.4%      7,509           5.2%
Asset-backed securities                    11,033           6.9%     11,222           7.1%     10,224           7.1%
Other fixed income assets                     687           0.5%        771           0.5%        655           0.5%
                                         ---------------------------------------------------------------------------
   Total                                  159,435          99.7%    158,338          99.7%    143,903          99.7%
Redeemable preferred stock                    505           0.3%        484           0.3%        438           0.3%
                                         ---------------------------------------------------------------------------
Total Fixed Maturities                   $159,940         100.0%   $158,822         100.0%   $144,341         100.0%
                                         ===========================================================================

NAIC           RATING AGENCY
RATING (1)     EQUIVALENT DESIGNATION
1              Aaa/Aa/A                  $107,284          67.1%   $107,243          67.5%    $97,087          67.3%
2              Baa                         39,066          24.4%     38,263          24.1%     34,326          23.8%
3              Ba                           7,913           5.0%      7,727           4.9%      7,624           5.3%
4              B                            3,962           2.5%      3,854           2.4%      3,658           2.5%
5              Caa and lower                  545           0.3%        724           0.5%        627           0.4%
6              In or near default             665           0.4%        527           0.3%        581           0.4%
                                         ---------------------------------------------------------------------------
   Total                                  159,435          99.7%    158,338          99.7%    143,903          99.7%
Redeemable preferred stock                    505           0.3%        484           0.3%        438           0.3%
                                         ---------------------------------------------------------------------------
Total Fixed Maturities                   $159,940         100.0%   $158,822         100.0%   $144,341         100.0%
                                         ===========================================================================

(1) Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.

METLIFE, INC.
SUMMARY OF COMMERCIAL MORTGAGE LOANS BY
REGION AND PROPERTY TYPE

                                           At June 30, 2004         At March 31, 2004        At December 31, 2003
                                         --------------------------------------------------------------------------
Unaudited (Dollars in millions)           Amount    % of Total     Amount    % of Total       Amount    % of Total
-------------------------------------------------------------------------------------------------------------------
South Atlantic                            $5,247          23.8%    $4,929          23.8%      $4,978          24.5%
Pacific                                    5,327          24.2%     5,172          25.1%       5,005          24.7%
Middle Atlantic                            3,513          16.0%     3,450          16.6%       3,455          17.0%
East North Central                         2,294          10.4%     1,894           9.1%       1,821           9.0%
New England                                1,302           5.9%     1,295           6.2%       1,278           6.3%
West South Central                         1,470           6.7%     1,415           6.8%       1,370           6.8%
Mountain                                     785           3.6%       763           3.7%         740           3.6%
West North Central                           625           2.8%       606           2.9%         619           3.0%
International                              1,064           4.8%       943           4.5%         836           4.1%
East South Central                           278           1.3%       265           1.3%         198           1.0%
Other                                        100           0.5%         0           0.0%           0           0.0%
                                         --------------------------------------------------------------------------
   Total                                 $22,005         100.0%   $20,732         100.0%     $20,300         100.0%
                                         ==========================================================================

Office                                   $10,301          46.8%    $9,570          46.1%      $9,170          45.2%
Retail                                     5,221          23.7%     4,961          23.9%       5,006          24.7%
Apartments                                 3,001          13.6%     2,916          14.1%       2,832          13.9%
Industrial                                 1,951           8.9%     1,852           8.9%       1,911           9.4%
Hotel                                      1,098           5.0%     1,027           5.0%       1,032           5.1%
Other                                        433           2.0%       406           2.0%         349           1.7%
                                         --------------------------------------------------------------------------
   Total                                 $22,005         100.0%   $20,732         100.0%     $20,300         100.0%
                                         ==========================================================================

                                         At September 30, 2003       At June 30, 2003        At March 31, 2003
                                         ------------------------------------------------------------------------
Unaudited (Dollars in millions)           Amount    % of Total     Amount    % of Total     Amount    % of Total
-----------------------------------------------------------------------------------------------------------------
South Atlantic                            $5,027          25.2%    $5,139          25.9%    $5,167          26.3%
Pacific                                    4,587          23.0%     4,130          20.8%     4,198          21.4%
Middle Atlantic                            3,522          17.6%     3,543          17.9%     3,416          17.4%
East North Central                         1,808           9.1%     2,331          11.8%     2,260          11.5%
New England                                1,269           6.4%     1,181           6.0%     1,168           6.0%
West South Central                         1,352           6.8%     1,256           6.3%     1,149           5.9%
Mountain                                     798           4.0%       845           4.3%       858           4.4%
West North Central                           582           2.9%       580           2.9%       598           3.0%
International                                811           4.1%       631           3.2%       631           3.2%
East South Central                           189           0.9%       187           0.9%       178           0.9%
Other                                          0           0.0%         0           0.0%         0           0.0%
                                         ------------------------------------------------------------------------
   Total                                 $19,945         100.0%   $19,823         100.0%   $19,623         100.0%
                                         ========================================================================

Office                                    $8,919          44.7%    $9,414          47.4%    $9,301          47.5%
Retail                                     4,825          24.2%     4,471          22.6%     4,321          22.0%
Apartments                                 2,932          14.7%     2,805          14.2%     2,867          14.6%
Industrial                                 1,940           9.7%     1,922           9.7%     1,893           9.6%
Hotel                                      1,038           5.2%       955           4.8%       996           5.1%
Other                                        291           1.5%       256           1.3%       245           1.2%
                                         ------------------------------------------------------------------------
   Total                                 $19,945         100.0%   $19,823         100.0%   $19,623         100.0%
                                         ========================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

METLIFE, INC.
SUMMARY OF REAL ESTATE

                                  At June 30,   At March 31,   At December 31,   At September 30,   At June 30,   At March 31,
Unaudited (Dollars in millions)      2004           2004            2003              2003             2003          2003
------------------------------------------------------------------------------------------------------------------------------
Wholly owned                        $3,823         $4,409          $4,362            $4,927           $4,184        $4,199
Joint ventures                         329            287             315               322              303           271
                                  --------------------------------------------------------------------------------------------
   Subtotal                          4,152          4,696           4,677             5,249            4,487         4,470
Foreclosed                               2              3               3                 6                4             5
                                  --------------------------------------------------------------------------------------------
   Total Real Estate(1)             $4,154         $4,699          $4,680            $5,255           $4,491        $4,475
                                  ============================================================================================

(1)   Includes real estate held-for-sale and held-for-investment.

METLIFE, INC.
SUMMARY OF MORTGAGES

                                  At June 30,   At March 31,   At December 31,   At September 30,   At June 30,   At March 31,
Unaudited (Dollars in millions)      2004           2004            2003              2003             2003          2003
------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL                         $22,005        $20,732         $20,300           $19,945          $19,823       $19,623

AGRICULTURAL                         5,377          5,226           5,327             5,131            5,090         5,052

RESIDENTIAL                            736            604             622               459              376           371
                                  --------------------------------------------------------------------------------------------
TOTAL                              $28,118        $26,562         $26,249           $25,535          $25,289       $25,046
                                  ============================================================================================

METLIFE, INC.
DISTRIBUTION OF ASSETS UNDER MANAGEMENT

                                  At June 30,   At March 31,   At December 31,   At September 30,   At June 30,   At March 31,
Unaudited (Dollars in billions)      2004          2004             2003              2003             2003          2003
------------------------------------------------------------------------------------------------------------------------------

METLIFE                             $258.5         $258.9          $251.0            $245.0           $242.3        $226.3

METLIFE SEPARATE ACCOUNT              79.7           78.3            75.8              70.0             67.5          60.6

STATE STREET THIRD PARTY              27.1           25.7            23.4              21.6             21.9          20.8

TOTAL ASSETS UNDER MANAGEMENT
                                  --------------------------------------------------------------------------------------------

                                    $365.3         $362.9          $350.2            $336.6           $331.7        $307.7
                                  ============================================================================================

                                                                  (METLIFE LOGO)
--------------------------------------------------------------------------------

COMPANY RATINGS AS OF JULY 20TH, 2004 (1)

                                                                 Moody's          Standard &     A.M. Best      Fitch
                                                            Investors Service       Poor's        Company      Ratings
                                                            -----------------     ----------     ---------     -------
FINANCIAL STRENGTH RATINGS
--------------------------

Metropolitan Life Insurance Company                                Aa2                 AA              A+         AA
Metropolitan Life Insurance Company (Short-term rating)            P-1               A-1+              NR         NR
First MetLife Investors Insurance Co.                               NR                 AA              A+         NR
General American Life Insurance Company                            Aa2                 AA              A+         AA
MetLife Investors Insurance Company                                Aa2                 AA              A+         AA
MetLife Investors Insurance Company of California                   NR                 AA              A+         NR
MetLife Investors USA Insurance Company                            Aa3                 AA              A+         AA
Metropolitan Insurance and Annuity Company                         Aa3                 NR               A         NR
New England Life Insurance Company                                 Aa2                 AA              A+         AA
Paragon Life Insurance Company                                      NR                 AA              A+         AA
Texas Life Insurance Company                                        NR                 NR               A         NR
RGA Reinsurance Company                                             A1                AA-              A+        AA-
Metropolitan Property and Casualty Insurance Company               Aa3                 NR               A         NR
Metropolitan Casualty Insurance Company                             NR                 NR               A         NR
Metropolitan Direct Property and Casualty Insurance Co.             NR                 NR               A         NR
Metropolitan General Insurance Company                              NR                 NR               A         NR
Metropolitan Group Property & Casualty Insurance Co.                NR                 NR               A         NR
Metropolitan Lloyds Insurance Company of Texas                      NR                 NR               A         NR

CREDIT RATINGS
MetLife, Inc.
   Senior Unsecured                                                 A2                  A               a          A
   Commercial Paper                                                P-1                A-1          AMB-1+         F1
Metropolitan Life Insurance Company
   Surplus Notes                                                    A1                 A+              a+         A+
MetLife Funding, Inc.
   Commercial Paper                                                P-1               A-1+          AMB-1+        F1+
General American Life Insurance Company
   Surplus Notes                                                    A1                 A+              a+         NR
GenAmerica Capital I
   Preferred Stock                                                  A3               BBB+              NR         A-
Reinsurance Group of America, Incorporated
   Senior Unsecured                                               Baa1                 A-              a-         A-
RGA Capital Trust I
   Preferred Stock                                                Baa2                BBB            bbb+       BBB+

(1)   NR indicates not rated.